1933 Act Reg. No. 333-

As filed with the Securities and Exchange Commission on March 4, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

Artisan Partners Funds, Inc.

(Registrant)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

Telephone Number: (414) 390-6100

Sarah A. Johnson	John M. Loder
Artisan Partners Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, Suite 800	Prudential Tower, 800 Boylston Street
Milwaukee, Wisconsin 53202	Boston, Massachusetts 02199
(Agents for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 4, 2016 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, $0.01 par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

[            ], 2016

ARTISAN PARTNERS FUNDS, INC.

Dear Artisan Small Cap Value Fund Shareholder:

We are writing to provide important information about your investment in Artisan Small Cap Value Fund. At a meeting held on February 22, 2016, the board of directors of Artisan Partners Funds, Inc. unanimously approved the reorganization of Artisan Small Cap Value Fund with and into Artisan Mid Cap Value Fund. We first notified shareholders of the reorganization on February 23, 2016 in supplements to Artisan Small Cap Value Fund’s prospectus and summary prospectus.

We believe that the merger will offer shareholders the following principal benefits:

•	Increased Economies of Scale and Lower Expense Ratios. Artisan Mid Cap Value Fund has a lower effective management fee rate and a lower total expense ratio than Artisan Small Cap Value Fund due to fixed costs being spread across a larger asset base. Following the reorganization, the shareholders of each Fund will benefit from spreading expenses across the combined Fund’s larger asset base.

•	Continuity in Management. The two Funds have the same experienced portfolio management team that uses the same investment philosophy and process.

•	Relative Performance of Mid Cap Value Fund. Although past performance does not guarantee future results, Artisan Mid Cap Value Fund produced stronger absolute and relative returns than Artisan Small Cap Value Fund over the 3-year, 5-year and 10-year periods through January 31, 2016, and from its inception to January 31, 2016.

•	Tax-free Reorganization. The Merger should be treated as a tax-free reorganization for U.S. federal income tax purposes.

The merger is expected to close on or about May 23, 2016 (the “Exchange Date”). On the Exchange Date, you will own shares in Artisan Mid Cap Value Fund equal in dollar value to your interest in Artisan Small Cap Value Fund, with each Fund’s shares valued as of 4:00 p.m. Eastern time on the business day immediately prior to the Exchange Date. No sales charge, redemption fees or other transaction fees will be imposed on your account in connection with the merger.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE MERGER. You will automatically receive shares of Mid Cap Value Fund in exchange for your shares of Small Cap Value Fund on the Exchange Date. We are not asking you for a proxy.

We thank you for your continued support.

Sincerely,

Eric R. Colson
Director, President and Chief Executive Officer

COMBINED INFORMATION STATEMENT FOR

ARTISAN SMALL CAP VALUE FUND

AND

PROSPECTUS FOR

ARTISAN MID CAP VALUE FUND

(each, a series of Artisan Partners Funds, Inc.)

[            ], 2016

Acquisition of the assets and assumption of the liabilities of:	by and in exchange for shares of:

Artisan Small Cap Value Fund	Artisan Mid Cap Value Fund

This combined information statement and prospectus is being furnished to shareholders of Artisan Small Cap Value Fund (“Small Cap Value Fund”) in connection with the reorganization (the “Merger”) of Small Cap Value Fund with and into Artisan Mid Cap Value Fund (“Mid Cap Value Fund” and, together with Small Cap Value Fund, the “Funds”). The Funds are each diversified series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). Artisan Partners Funds is an open-end management investment company that was incorporated under Wisconsin law on January 5, 1995 and currently consists of 15 separate series.

The Merger is to be effected through the transfer of all of the assets of Small Cap Value Fund to Mid Cap Value Fund and the assumption by Mid Cap Value Fund of all of the liabilities of Small Cap Value Fund in exchange for shares of beneficial interest of Mid Cap Value Fund (the “Merger Shares”), followed by the distribution of the Merger Shares to the shareholders of Small Cap Value Fund in complete liquidation of Small Cap Value Fund. As soon as practicable after the Merger, Small Cap Value Fund will be dissolved and as a result cease to be a series of Artisan Partners Funds.

Mid Cap Value Fund seeks maximum long-term capital growth by investing primarily in U.S. companies and, under normal circumstances, invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. This information statement/prospectus sets forth information about Mid Cap Value Fund that an investor ought to know before investing. Please read this information statement/prospectus carefully before investing and keep it for future reference.

The address of the Funds’ principal executive office is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

For more information about the Funds, please read the following documents (the “Fund documents”), which have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference and therefore are legally a part of this information statement/prospectus:

•	Artisan Partners Funds’ current prospectus, dated February 1, 2016, as supplemented from time to time (the “Current Prospectus”), but only with respect to the information about Small Cap Value Fund and Mid Cap Value Fund contained therein.

•	Artisan Partners Funds’ current Statement of Additional Information, dated February 1, 2016, as supplemented from time to time (including the report of Ernst & Young LLP and financial statements with respect to the Funds incorporated by reference therein) (the “Current SAI”), but only with respect to the information about Small Cap Value Fund and Mid Cap Value Fund contained therein.

•	A Statement of Additional Information dated [ ], 2016, relating to the transactions described herein (together with the Current SAI, the “Statement of Additional Information”).

•	Artisan Partners Funds’ most recent annual report to shareholders, dated as of September 30, 2015, but only with respect to the information about Small Cap Value Fund and Mid Cap Value Fund contained therein.

The SEC file numbers for Artisan Partners Funds’ existing registration statement on Form N-1A and associated filings are 033-88316 and 811-08932.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. To view or print the above referenced documents or other information about Artisan Partners Funds, please visit www.artisanpartners.com or http://hosted.rightprospectus.com/Artisan. Call 800.344.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about Artisan Partners Funds.

HTML and text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

The Securities and Exchange Commission has not approved or disapproved any of Mid Cap Value Fund’s shares or determined whether this information statement/prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

QUESTIONS AND ANSWERS

This section summarizes in a question and answer format the key points that the Funds believe may be of interest to shareholders considering the Merger. For a more complete understanding, please refer to the remainder of this information statement/prospectus, which contains additional information and further details about the Merger.

1. What will happen in the Merger?

The board of directors of Artisan Partners Funds (the “board” or the “directors”) has unanimously approved the Merger of Small Cap Value Fund with and into Mid Cap Value Fund. The Merger is to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger will involve:

•	the transfer of all of Small Cap Value Fund’s assets to Mid Cap Value Fund and the assumption by Mid Cap Value Fund of all of the liabilities of Small Cap Value Fund in exchange for Investor Shares and Institutional Shares of Mid Cap Value Fund (the “Merger Shares”); and

•	the distribution of the Merger Shares to the shareholders of Investor Shares and Institutional Shares of Small Cap Value Fund, as applicable, equal in value to the aggregate value of each shareholder’s Investor Shares and Institutional Shares of Small Cap Value Fund, in complete liquidation of Small Cap Value Fund.

The completion of the Merger will result in each Small Cap Value Fund shareholder becoming a shareholder of Mid Cap Value Fund. As soon as practicable after the Merger, Small Cap Value Fund will be dissolved and as a result cease to be a series of Artisan Partners Funds.

2. When will the Merger take place?

The Merger is scheduled to occur on or about May 23, 2016, but may occur on such other date as agreed by the parties in writing (the “Exchange Date”).

3. What will happen to my Small Cap Value Fund shares as a result of the Merger?

Your Small Cap Value Fund shares will be exchanged for Merger Shares of Mid Cap Value Fund with an equal aggregate net asset value on the Exchange Date. This exchange will happen automatically and without further action by shareholders.

4. Why was the Merger proposed?

Prior to proposing the Merger to the board, Artisan Partners Limited Partnership (“Artisan Partners”), the investment adviser to each Fund, determined that Small Cap Value Fund was no longer commercially viable based on a comprehensive review of a number of factors. Artisan Partners proposed the Merger to the board because it will result in a post-Merger combined fund (the “Combined Fund”) with a larger asset base than either Fund currently, will lead to a lower expected total expense ratio for Small Cap Value Fund shareholders, will result in a Combined Fund with a superior longer-term performance record in comparison to Small Cap Value Fund and should be treated as a tax-free reorganization for U.S. federal income tax purposes.

5. Why did the Board approve the Merger?

The board of directors of Artisan Partners Funds, including the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of either Fund (the “independent directors”), carefully considered these and other anticipated benefits and costs of the Merger. The board unanimously approved the Merger at a meeting held on February 22, 2016. In approving the Merger, the directors of each Fund determined that the Merger would be in the best interests of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result the Merger. Additionally, the directors determined that the Merger would not have a material adverse effect on any shareholder of any share class of the Funds. The directors expect that the Merger will offer the following advantages:

•	Economies of scale and equivalent or lower expected total expense ratios. Since its inception, Mid Cap Value Fund has attracted more assets and achieved greater economies of scale than Small Cap Value Fund, resulting in a lower effective management fee rate and a lower total expense ratio. Shareholders of each Fund will benefit from spreading expenses across a larger, combined asset base. Small Cap Value Fund shareholders are expected to benefit significantly from increased economies of scale as a result of the Merger. Mid Cap Value Fund shareholders may also potentially benefit from economies of scale, though the impact is expected to be much less significant due to that Fund’s already relatively high asset level. The total annual fund operating expense ratios for Small Cap Value Fund are 1.26% and 1.05% (excluding acquired fund fees and expenses) for Investor Shares and Institutional Shares, respectively (based on expenses as of the Funds’ most recent fiscal year end). Based on the Funds’ expenses as of their most recent fiscal year end, the estimated pro forma total annual fund operating expense ratios for Investor Shares and Institutional Shares of the Combined Fund following the Merger are 1.19% and 0.96%, respectively, which would result in a reduction in expense ratios for Small Cap Value Fund shareholders. (Due to the relative size of Small Cap Value Fund as compared to Mid Cap Value Fund, the benefit to the shareholders of Mid Cap Value Fund is expected to be less than 0.01% and, therefore, is not reflected in the pro forma expense ratios.) See “—How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Merger?” for more details.

•	Historical performance. Although past performance does not guarantee future results, Mid Cap Value Fund produced stronger absolute and relative returns than Small Cap Value Fund over the 3-year, 5-year and 10-year periods through January 31, 2016, and from its inception to January 31, 2016. Artisan Partners has confidence in Mid Cap Value Fund’s continued potential to produce strong long-term performance for shareholders, although no assurance regarding future results can be given. Mid Cap Value Fund will be the survivor of the Merger for performance reporting purposes.

•	Continuity in management and shareholder services. Small Cap Value Fund and Mid Cap Value Fund have the same investment adviser, Artisan Partners, and the same experienced portfolio management team. The current portfolio management team is expected to continue to manage Mid Cap Value Fund following the Merger. The Funds have the same fee structures and provide the same shareholder services.

•	Tax-free reorganization. The Merger should be treated as a tax-free reorganization for U.S. federal income tax purposes. This means that no gain or loss should be recognized by you on the distribution of shares of Mid Cap Value Fund to you in exchange for your Small Cap Value Fund shares. The aggregate tax basis of Mid Cap Value Fund shares you receive should be the same as the aggregate tax basis of your Small Cap Value Fund shares. The tax consequences of the Merger are complex and may vary depending on the circumstances. If Small Cap Value Fund were instead to liquidate or you were to sell, exchange or redeem your Small Cap Value Fund shares, such transaction would be taxable to you. See “—What are the U.S. federal income tax consequences of the Merger?” and “Information About the Merger—U.S. Federal Income Tax Consequences” for more details.

6. How do the investment objectives, policies and restrictions of the Funds compare?

The investment objectives, policies and restrictions of the Funds are similar, but with several key differences, as discussed below.

	Small Cap Value Fund	Mid Cap Value Fund
Investment Objectives	Seeks long-term capital growth	Seeks maximum long-term capital growth
80% Tests, Related Calculations and Notice Requirements

Small Cap Value Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks of small companies. Small Cap Value Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. As of December 31, 2015, the weighted average market capitalization of companies in that index was approximately $1.9 billion.

Mid Cap Value Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks of medium-sized companies. Mid Cap Value Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that index. As of December 31, 2015, the market capitalization of the smallest company in the Russell Midcap® Index was $382.8 million and the weighted average market capitalization of companies in that index was approximately $12.3 billion.

	Small Cap Value Fund will notify its shareholders at least 60 days prior to any change in its 80% policy.	Mid Cap Value Fund will notify its shareholders at least 60 days prior to any change in its 80% policy.
Value Orientation and Fundamental Criteria

Both Funds are managed by the same investment team. This team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•       Attractive Valuation. The Funds’ investment team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•       Sound Financial Condition. The Funds’ team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•       Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

Issuer Size at Initiation of a Position	Small Cap Value Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $14.8 million and $6.4 billion as of December 31, 2015).	Mid Cap Value Fund will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell Midcap® Index as of the most recent calendar year-end (between $382.8 million and $30.4 billion as of December 31, 2015).
Industry Concentration	The maximum investment in any single industry is 25% of each of the Fund’s total assets at market value at the time of purchase.
Portfolio Diversification	As to 75% of its total assets, each of the Funds will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer.
Cash Positions	Each of the Funds may at times hold more than 5%, but generally not more than 10%, of its total assets in cash.
Sell Discipline	Each of the Funds may sell a security when the investment team thinks the security is too expensive compared to the team’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.
Dividends	Each of the Funds intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

Additional information about the principal investments and strategies of Mid Cap Value Fund is set forth in “Appendix B—Additional Information about Mid Cap Value Fund.”

7. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Merger?

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and for providing administrative services. The annual fee is determined as a percentage of average daily net assets and is paid monthly. The Funds are parties to a single Investment Advisory Agreement applicable to all Artisan Partners Funds and pay management fees based on the particular Fund’s asset base according to an identical schedule, as follows:

Annual Rate of Fee	Asset Base
1.000%	up to $500 million

0.975%	$500 million up to $750 million

0.950%	$750 million up to $1 billion

0.925%	over $1 billion

For the fiscal year ended September 30, 2015, the management fees paid by the Funds were at the following effective annual rates as a percentage of average daily net assets: 0.93% for Mid Cap Value Fund and 0.98% for Small Cap Value Fund. The difference in actual fees paid for the fiscal year ended September 30, 2015, was attributable to differences in asset levels. On a pro forma basis, based on expense information and asset levels as of September 30, 2015, it is estimated that the Combined Fund would have incurred management fees at the same effective rate as Mid Cap Value Fund on a pre-Merger basis.

The following tables allow you to compare the management fees and other fees and expenses of Small Cap Value Fund and Mid Cap Value Fund, and to analyze the estimated pro forma annual expenses that Artisan Partners expects Mid Cap Value Fund will bear immediately following the Merger. As indicated in the tables below, it is expected the Merger will result in lower expense ratios for Small Cap Value Fund shareholders because the Combined Fund is expected to have a lower effective management fee rate, as well as lower other expenses as a percentage of average net assets. However, while Artisan Partners has agreed to bear the direct costs of the Merger generally, the transaction costs incurred in repositioning the Funds’ portfolios in connection with the Merger will be borne by one or both of Small Cap Value Fund or the Combined Fund. See “Information about the Merger—Costs of the Merger.” Moreover, the Combined Fund may have higher expense ratios in the future than it did in its most recent fiscal year if its operating or other costs were to increase or the value of its assets were to decrease. The realization of any reduced expenses by shareholders may take longer than expected or may not be realized at all.

Mid Cap Value Fund will be the accounting survivor of the Merger, meaning its operating history will be used for financial reporting purposes.

The tables and the footnotes below summarize the following information:

•	Expenses that Small Cap Value Fund incurred in the fiscal year ended September 30, 2015.

•	Expenses that Mid Cap Value Fund incurred in the fiscal year ended September 30, 2015.

•	Expenses that Artisan Partners estimates Mid Cap Value Fund would have incurred in the fiscal year ended September 30, 2015, after giving effect to the Merger on a pro forma combined basis, assuming the Merger had occurred as of October 1, 2014. The actual expenses incurred by Small Cap Value Fund subsequent to the Merger may be higher than the pro forma figures shown.

	Small Cap Value Fund	Mid Cap Value Fund	Pro forma Expenses Combined Fund
INVESTOR SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.28	0.26	0.26
Acquired Fund Fees and Expenses[1]	0.01	N/A	N/A
Total Annual Fund Operating Expenses	1.27	1.19	1.19

INSTITUTIONAL SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.07	0.03	0.03
Acquired Fund Fees and Expenses[1]	0.01	N/A	N/A
Total Annual Fund Operating Expenses	1.06	0.96	0.96
[1]	“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2015 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Current Prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

Examples. These examples are intended to help you compare the cost of investing in Small Cap Value Fund and Mid Cap Value Fund (on an actual and pro forma basis) with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares:
Small Cap Value Fund (Current)	$129	$403	$697	$1,534
Mid Cap Value Fund (Current)	$121	$378	$654	$1,443
Combined Fund (Pro forma)	$121	$378	$654	$1,443
Institutional Shares:
Small Cap Value Fund (Current)	$108	$337	$585	$1,294
Mid Cap Value Fund (Current)	$98	$306	$531	$1,178
Combined Fund (Pro forma)	$98	$306	$531	$1,178

Portfolio Turnover. Each of Small Cap Value Fund and Mid Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect the Fund’s performance. During the most recent fiscal year, Small Cap Value Fund’s portfolio turnover rate was 39.79% of the average value of its portfolio, and Mid Cap Value Fund’s portfolio turnover rate was 31.18% of the average value of its portfolio.

For information about the expenses associated with the Merger, see “Information about the Merger—Costs of the Merger” below.

8. Will my dividends be affected by the Merger?

Each of the Funds intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

Prior to the Exchange Date, pursuant to the Merger Agreement, Small Cap Value Fund may declare a dividend which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of Small Cap Value Fund (i) all of Small Cap Value Fund’s investment company taxable income, and (ii) all of Small Cap Value Fund’s net capital gain (after reduction for any capital loss carryover), in each case (A) for its taxable year beginning on October 1, 2015 and ending on the Exchange Date and, if still timely, the immediately preceding taxable year and (B) computed without regard to any deduction for dividends paid. For more information on the tax implications of the Merger, see “—What are the U.S. federal income tax consequences of the Merger?” below and “Information about the Merger—U.S. Federal Income Tax Consequences.”

9. Who manages Mid Cap Value Fund and how does management of Small Cap Value Fund differ?

There is no difference in management personnel between Small Cap Value Fund and Mid Cap Value Fund. Artisan Partners is the investment adviser to each Fund. The portfolio management team of each Fund consists of Scott C. Satterwhite, CFA, James C. Kieffer, CFA, George O. Sertl, Jr., CFA and Daniel L. Kane, CFA. Mr. Satterwhite provided notice in September 2013 that he intends to retire in September 2016. Additional information about the portfolio managers is set forth in “Appendix B—Additional Information about Mid Cap Value Fund.”

10. What are the U.S. federal income tax consequences of the Merger?

For U.S. federal income tax purposes, the Merger of Small Cap Value Fund into Mid Cap Value Fund should be a tax-free reorganization. This means that (i) no gain or loss should be recognized by Small Cap Value Fund or its shareholders directly as a result of the Merger, (ii) the aggregate tax basis of the Merger Shares received by each Small Cap Value Fund shareholder should be the same as the aggregate tax basis of the shareholder’s Small Cap Value Fund shares, and (iii) the holding period of the Merger Shares in the hands of each Small Cap Value Fund shareholder should include the holding period for the shareholder’s Small Cap Value Fund shares, provided in each case that the shareholder held Small Cap Value Fund shares as capital assets.

A substantial portion of the portfolio assets of Small Cap Value Fund is expected to be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and Small Cap Value Fund’s tax basis in such assets. Any capital gains realized on these sales on a net basis, as reduced by any available capital losses, will be distributed to Small Cap Value Fund’s shareholders during or with respect to the taxable year of sale, and such distributions will be taxable to shareholders. Because the Merger will end the tax year of Small Cap Value Fund, it could accelerate distributions to shareholders from Small Cap Value Fund for its short tax year ending on the date of the Merger.

Specifically, prior to the Exchange Date, if required to eliminate tax at the fund level, Small Cap Value Fund will declare and pay a dividend to shareholders, which together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to shareholders all of the Fund’s net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gains, if any, realized through the date of the Merger.

At any time prior to 4:00 p.m. Eastern Time on the business day prior to the Exchange Date, a Small Cap Value shareholder may redeem shares, which will likely result in such shareholder recognizing gain or loss for U.S. federal income tax purposes.

The application of loss limitation rules under U.S. federal income tax laws as a result of the Merger might limit the Combined Fund’s ability to use the capital loss carryforwards or built-in losses of either Fund to offset its future gains. These loss limitation rules, combined with the spreading of each Fund’s gain and loss attributes across the larger Combined Fund, might result in potential tax costs to shareholders of either or both Funds. For more information about the U.S. federal income tax consequences of the Merger, see “Information about the Merger—U.S. Federal Income Tax Consequences.”

11. Are there differences in the Funds’ distributor, any distribution fees or share classes of the Funds?

Shares of Small Cap Value Fund and Mid Cap Value Fund are offered for sale by Artisan Partners Distributors LLC on a continuous basis without any sales commissions, 12b-1 fees or other charges to the Funds or their shareholders. Neither Fund charges exchange fees or redemption fees.

Both Funds offer Investor Shares and Institutional Shares on the same terms. Mid Cap Value Fund also offers Advisor Shares. For more information about Mid Cap Value Fund’s share classes, see “Appendix B—Additional Information about Mid Cap Value Fund” below.

12. Do the Funds’ procedures for purchases, exchanges and redemptions differ?

No. The Funds’ procedures for purchases, exchanges and redemptions are the same.

Purchases of Shares. The purchase arrangements for shares of the Funds are identical. Each Fund is currently closed to most new categories of investors. The new account eligibility criteria for each Fund are set forth in “Who is Eligible to Invest in a Closed Fund?” in Appendix B. Subject to the foregoing, you may purchase, exchange or redeem shares of each Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. For each Fund, Investor Shares are subject to a $1,000 minimum initial investment and minimum balance, while Institutional Shares are subject to a $1,000,000 minimum initial investment and minimum balance. Mid Cap Value Fund also offers Advisor Shares, which are subject to a $250,000 minimum initial investment and minimum balance. The Funds may reduce or waive the minimum investment amounts under certain circumstances. See “Buying Shares” in Appendix B.

Exchanges. The Funds have the same policies for share exchanges. As noted above, both Funds are closed to most new categories of investors. Subject to the foregoing, if you meet the minimum investment requirements for opening a new account, you may exchange your shares of the Funds for the same class of shares of any other Artisan Partners Fund that is open to new investors or any closed Artisan Partners Fund (if you also meet the requirements described under “Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?” and “Share Class Eligibility” in Appendix B). You may also exchange shares of the Funds for a different class of shares offered by the Artisan Partners Funds, provided that you meet the eligibility requirements, including any investment requirements for opening a new account in shares of the class into which you seek to exchange. Such an exchange may be made by following the procedures described under “Redeeming Shares—How to Redeem Shares” in Appendix B.

Redemptions. Redemption procedures for the Funds are identical. You may redeem some or all of your shares by telephone or written request sent to Small Cap Value Fund or Mid Cap Value Fund, as applicable, by mail on any day that the NYSE is open for regular session trading. You may also redeem Investor Shares of the Funds by systematic withdrawals on any day that the NYSE is open for regular session trading. The respective Fund will redeem your shares at the net asset value (“NAV”) per share next calculated after your redemption order is received in good order by the Fund or its authorized agent.

13. Will I be able to redeem shares of Small Cap Value Fund prior to the Merger?

At any time prior to 4:00 p.m. Eastern Time on the business day prior to the Exchange Date (the “Valuation Date”), pursuant to the procedures set forth under “Redeeming Shares” in Appendix B, shareholders may redeem their shares and receive the net asset value thereof. The Exchange Date is currently expected to be on or around May 23, 2016; the Valuation Date is expected to be on or around May 20, 2016. Until the Valuation Date, shareholders may also exchange their shares of Small Cap Value Fund for the same class of shares of any other series of Artisan Partners Funds, subject to eligibility and other criteria described in “Exchanging Shares” in Appendix B. Those exchanges will be taxable transactions.

14. Is any vote or other action required on my part?

No other action on your part is required regarding the Merger. You will automatically receive shares of Mid Cap Value Fund in exchange for your shares of Small Cap Value Fund as of the Exchange Date of the Merger. The board is not asking you for a proxy. No shareholder vote is necessary to approve the Merger.

15. Will the number of shares I own change?

If you currently own shares of Small Cap Value Fund, the number of shares of Mid Cap Value Fund that you receive might not be the same as the number of shares you currently hold, but the total net asset value of the shares of Mid Cap Value Fund you receive will equal the total net asset value of the shares of Small Cap Value Fund that you hold at the time of the Merger. Even though the net asset value per share of the Funds may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger.

If you currently own shares of Mid Cap Value Fund, the number of shares of Mid Cap Value Fund that you own prior to the Merger will not change as a result of the Merger except to reflect the number of shares that you receive in the Merger as a shareholder of Small Cap Value Fund.

16. Whom do I contact for further information?

For further information, please call 800.344.1770.

COMPARISON OF PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

The principal risks affecting Small Cap Value Fund and Mid Cap Value Fund are summarized below. Each risk applies to both Funds. The principal risks affecting Mid Cap Value Fund are not expected to change as a result of the Merger. It is possible for you to lose money by investing in either Fund. The portfolio management team’s ability to choose suitable investments for a Fund has a significant impact on that Fund’s ability to achieve its investment objective. “Principal Risks” in the Current Prospectus and “Risks You Should Consider” in the Current SAI include more information about the Funds, their investments and the related risks.

Market Risks. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. During those periods, each Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when each Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which each Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or Artisan Partners are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect each Fund’s performance.

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that a Fund’s investment team considers its intrinsic value.

Risks of Emphasizing a Region, Country, Sector or Industry. If a Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative effect on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax who receive Fund distributions. In addition, large or frequent redemptions and purchases of a Fund’s shares may adversely affect its performance if it is forced to sell portfolio securities or invest cash when Artisan Partners would not otherwise choose to do so. This risk will be heightened if one or a few shareholders own a substantial portion of a Fund, in which case a purchase or redemption may have a more pronounced effect on the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio and/or increase the Fund’s transaction costs.

Operational and Cybersecurity Risk. Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.

Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners

Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests or securities markets and exchanges.

Investing in IPOs Risks. Both Funds may participate in the initial public offering (“IPO”) market. When a Fund is small, IPOs may be a significant contributor to the Fund’s total return. As a Fund grows larger, however, the effect of investments in IPOs on a Fund’s performance will generally decrease. The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods.

A Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which may increase brokerage and administrative costs and may result in taxable distributions to shareholders. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of clients advised by Artisan Partners to which IPO securities are allocated increases, the number of securities allocated to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. There can be no assurance that investments in IPOs will be available to the Funds or improve a Fund’s performance.

INFORMATION ABOUT THE MERGER

Directors’ Considerations Relating to the Merger

At a meeting held on February 22, 2016, the board of directors of Artisan Partners Funds, including the independent directors, determined that the Merger would be in the best interests of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result the Merger. Additionally, the directors determined that the Merger would not have a material adverse effect on any shareholder of any share class of either Fund. The directors unanimously approved the Merger.

The principal factors considered by the directors in determining to approve the Merger included, but were not limited to, the following:

•	Economies of scale and equivalent or lower expected total expense ratios. Since its inception, Mid Cap Value Fund has attracted more assets and achieved greater economies of scale than Small Cap Value Fund, resulting in a lower effective management fee rate and a lower total expense ratio. Shareholders of each Fund will benefit from spreading expenses across a larger, combined asset base. Small Cap Value Fund shareholders are expected to benefit significantly from increased economies of scale as a result of the Merger. Mid Cap Value Fund shareholders may also potentially benefit from economies of scale, though the impact is expected to be much less significant due to that Fund’s already relatively high asset level. The total annual fund operating expense ratios for Small Cap Value Fund are 1.26% and 1.05% (excluding acquired fund fees and expenses) for Investor Shares and Institutional Shares, respectively (based on expenses as of the Funds’ most recent fiscal year end). Based on the Funds’ expenses as of their most recent fiscal year end, the estimated pro forma total annual fund operating expense ratios for Investor Shares and Institutional Shares of the Combined Fund following the Merger are 1.19% and 0.96%, respectively, which would result in a reduction in expense ratios for Small Cap Value Fund shareholders. (Due to the relative size of Small Cap Value Fund as compared to Mid Cap Value Fund, the benefit to the shareholders of Mid Cap Value Fund is expected to be less than 0.01% and, therefore, is not reflected in the pro forma expense ratios.)

•	Fund flows. Small Cap Value Fund has experienced substantial net outflows over the last several years. If this trend continues in the future, Small Cap Value Fund’s expense ratio would be expected to continue to increase as its assets decrease. Although both Funds have experienced net outflows, Small Cap Value Fund has consistently had higher net outflows as a percentage of its assets than has Mid Cap Value Fund. All other things being equal, Small Cap Value Fund’s expense ratio will continue to increase if net redemptions continue. Mid Cap Value Fund’s expense ratio will also increase if net redemptions continue, but it is not expected to increase at the same rate given the much larger size of Mid Cap Value Fund.

•	Historical performance. Although past performance does not guarantee future results, Mid Cap Value Fund produced stronger absolute and relative returns than Small Cap Value Fund over the 3-year, 5-year and 10-year periods through January 31, 2016, and from its inception to January 31, 2016. Artisan Partners expressed confidence in Mid Cap Value Fund’s continued potential to produce strong long-term performance for shareholders, although no assurance regarding future results can be given. Mid Cap Value Fund will be the survivor of the Merger for performance reporting purposes.

•	Continuity in management and shareholder services. Small Cap Value Fund and Mid Cap Value Fund have the same investment adviser, Artisan Partners, and the same experienced portfolio management team utilizing the same investment philosophy and process. The current portfolio management team is expected to continue to manage Mid Cap Value Fund following the Merger. The Funds have the same fee structures and provide the same shareholder services.

•	Substantial continuity in principal investment objectives and policies. While the Funds focus on companies in different market capitalization ranges, Mid Cap Value Fund’s investment objectives, strategies and policies are otherwise substantially similar to Small Cap Value Fund’s investment objectives, strategies and policies, and a substantial portion of Small Cap Value Fund’s holdings as of January 31, 2016 consisted of securities that would be permissible investments for Mid Cap Value Fund.

•	Tax-free reorganization. The Merger should be treated as a tax-free reorganization for U.S. federal income tax purposes. This means that no gain or loss should be recognized by shareholders on the distribution of shares of Mid Cap Value Fund in exchange for shareholders’ Small Cap Value Fund shares. The aggregate tax basis of Mid Cap Value Fund shares that current Small Cap Value Fund shareholders receive should be the same as the aggregate tax basis of their current Small Cap Value Fund shares. The tax consequences of the Merger are complex and may vary depending on the circumstances. If Small Cap Value Fund were instead to liquidate or a current shareholder were to sell, exchange or redeem his or her Small Cap Value Fund shares, such transaction would be taxable to such shareholder.

•	Possible alternatives to the Merger. The board considered other options for Small Cap Value Fund, including liquidating the Fund.

•	Cost allocation. Artisan Partners will bear all costs directly related to the Merger other than any transaction costs associated with buying or selling portfolio securities as part of repositioning the Funds’ portfolios, which will be borne by the respective Fund incurring such costs.

•	Share classes. Both Funds offer Investor and Institutional Shares, and Mid Cap Value Fund also offers Advisor Shares. Holders of Small Cap Value Fund’s Investor Shares who qualify will be able to convert their newly acquired Mid Cap Value Fund Investor Shares to Advisor Shares following the Merger, resulting in additional potential cost savings for those shareholders.

The independent directors also noted that each director’s annual retainer for serving as independent director of Artisan Partners Funds would decrease by $10,000 as a result of the number of series of Artisan Partners Funds they oversee decreasing by one following the Merger.

As noted above, the directors also considered information about the tax attributes of the Funds and the expected effect of the Merger on those attributes. As of January 31, 2016, the gain and loss attributes of each Fund and the Combined Fund were as follows:

Tax Information Relating to the Merger (in millions)*
Fund	Net Assets as of January 31, 2016	Capital Loss Carry Forwards as of January 31, 2016	Fiscal YTD Net Realized Gain (Loss) as of January 31, 2016	Fiscal YTD Net Unrealized Gain (Loss) as of January 31, 2016
Small Cap Value Fund	$367.3	$0	$6.8	($3.9)
Mid Cap Value Fund	4,894.9	0	293.2	8.5
Pro Forma - Combined Fund	5,262.2	0	N/A	4.6
*	Please note that the figures above are as of January 31, 2016, and the actual figures as of the Exchange Date of the Merger may be materially different because the Funds will continue to operate through the Exchange Date, and therefore incur additional realized and unrealized gains and losses.

Artisan Partners has agreed to voluntarily waive its management fee in the amount of $175,000 to be allocated equally among Small Cap Value Fund before the Merger and Mid Cap Value Fund after the Merger.

Summary of the Terms of the Merger

The Merger is to take place pursuant to the Merger Agreement, a form of which is attached to this information statement/prospectus as Appendix A. Significant provisions of the Merger Agreement are summarized below. However, this summary is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement provides, among other things, for the transfer of all of the assets of Small Cap Value Fund to Mid Cap Value Fund and the assumption by Mid Cap Value Fund of all of the liabilities of Small Cap Value Fund in exchange for the issuance to Small Cap Value Fund of Investor Shares and Institutional Shares of Mid Cap Value Fund (the “Merger Shares”). The exchange, which will be effected on the basis of the relative NAVs of the two Funds, will be followed immediately by the distribution of the Mid Cap Value Fund shares received by Small Cap Value Fund to its shareholders, in complete liquidation of Small Cap Value Fund.

Upon liquidation of Small Cap Value Fund, you will receive a number of full and fractional Investor Shares and Institutional Shares equal in dollar value at the date of the exchange to the aggregate net asset value of your Investor Shares and Institutional Shares of Small Cap Value Fund, respectively.

The Merger is expected to close on or about May 23, 2016, and is subject to a number of conditions.

Description of Merger Shares

Full and fractional Merger Shares will be issued to Small Cap Value Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares consist of Investor Shares and Institutional Shares of Mid Cap Value Fund, which are identical to the existing Investor Shares and Institutional Shares of Small Cap Value Fund. In particular:

•	Neither the Investor Shares nor the Institutional Shares to be issued in the Merger will be subject to a sales charge, exchange fee or redemption fee.

•	Investor Shares and Institutional Shares to be issued in the Merger will not be subject to any sales commissions, Rule 12b-1 fees or other direct distribution charges to Small Cap Value Fund or its shareholders.

There are no material differences between the redemption or voting rights of shareholders of Mid Cap Value Fund and those of shareholders of Small Cap Value Fund.

See “Investing with Artisan Partners Funds—Share Class Eligibility” in Appendix B for more information on Mid Cap Value Fund’s share classes.

Costs of the Merger

Pursuant to the Merger Agreement, Artisan Partners will bear all costs directly related to the Merger (including the costs of printing and mailing the prospectus supplement and this information statement/prospectus; custodian and transfer agent fees for the Merger; accounting fees; and legal expenses) other than any transaction costs associated with buying and selling portfolio securities as part of repositioning the Funds’ portfolio, which will be borne by the respective Fund incurring such costs.

Management Fee Wavier

Artisan Partners has also agreed to voluntarily waive its management fee in the amount of $175,000 to be allocated equally among Small Cap Value Fund before the Merger and Mid Cap Value Fund after the Merger.

Portfolio Repositioning

Artisan Partners expects to sell a significant portion of the securities currently held in Small Cap Value Fund’s portfolio, either prior to the Merger or after. Whether and for how long the Combined Fund will continue to hold the portfolio securities of Small Cap Value Fund will be determined consistent with Mid Cap Value Fund’s investment objective, strategies and policies, any restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”) and the best interests of the Combined Fund’s shareholders (including former shareholders of Small Cap Value Fund). Both Funds intend to adhere to their investment objectives, policies and restrictions during this transition period. However, Small Cap Value Fund may engage in transition management techniques to facilitate the portfolio transition process, including, without limitation, holding cash and cash equivalents in a greater amount or for a longer duration than it might otherwise do. Such techniques used by the Fund during the transition period may be made at a disadvantageous time and could result in potential losses to the Fund.

The portfolio transaction costs to be incurred by Small Cap Value Fund, Mid Cap Value Fund and the Combined Fund in connection with the Merger cannot be determined at this time. As noted above, portfolio transaction costs will be borne by the respective Fund incurring such costs. None of the expense estimates, including the pro forma estimates, presented in this information statement/prospectus take into account portfolio repositioning costs that could be borne by the Funds. The estimated transaction costs associated with repositioning Small Cap Value Fund are substantially dependent on the amount of repositioning required in connection with the Merger, which may vary based on various factors.

Subject to market conditions at the time of sale, the disposition of portfolio securities by Small Cap Value Fund may result in a capital gain or loss for Small Cap Value Fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold and Small Cap Value Fund’s ability to use any available tax offsets.

Artisan Partners expects that the benefits realized over time by each Fund in the Merger will outweigh the commissions and related transaction costs that may be borne by each Fund.

U.S. Federal Income Tax Consequences

The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Artisan Partners Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes:

(i)	the Merger should constitute a reorganization within the meaning of Section 368(a) of the Code and Mid Cap Value Fund and Small Cap Value Fund should each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 1032 of the Code, no gain or loss should be recognized by Mid Cap Value Fund upon the receipt of the assets of Small Cap Value Fund and the assumption by Mid Cap Value Fund of the liabilities of Small Cap Value Fund pursuant to the Merger Agreement in exchange for Merger Shares;

(iii)	under Section 362(b) of the Code, Mid Cap Value Fund’s tax basis in the assets that Mid Cap Value Fund receives from Small Cap Value Fund should be the same as Small Cap Value Fund’s basis in such assets immediately prior to the transfer;

(iv)	under Section 1223(2) of the Code, Mid Cap Value Fund’s holding period in such assets should include Small Cap Value Fund’s holding period in such assets;

(v)	under Section 361 of the Code, no gain or loss should be recognized by Small Cap Value Fund upon the transfer of its assets to Mid Cap Value Fund and the assumption by Mid Cap Value Fund of the liabilities of Small Cap Value Fund in exchange for Merger Shares, or upon the distribution of the Merger Shares by Small Cap Value Fund to its shareholders in liquidation of Small Cap Value Fund;

(vi)	under Section 354 of the Code, no gain or loss should be recognized by Small Cap Value Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of Small Cap Value Fund;

(vii)	under Section 358 of the Code, the aggregate tax basis of the Merger Shares that Small Cap Value Fund’s shareholders receive in exchange for their Small Cap Value Fund shares should be the same as the aggregate tax basis of their Small Cap Value Fund shares exchanged therefor;

(viii)	under Section 1223(1) of the Code, a Small Cap Value Fund shareholder’s holding period for the Merger Shares received should be determined by including the holding period for Small Cap Value Fund shares exchanged for the Merger Shares, provided that the shareholder held Small Cap Value Fund shares as capital assets; and

(ix)	Mid Cap Value Fund should succeed to and take into account the items of Small Cap Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of Artisan Partners Funds and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. If a Merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of Small Cap Value Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Small Cap Value Fund shares and the fair market value of the Merger Shares he or she received.

A substantial portion of the portfolio assets of Small Cap Value Fund is expected to be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Small Cap Value Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, will be distributed to Small Cap Value Fund’s shareholders during or with respect to the taxable year of sale, and such distributions will be taxable to shareholders. Because the Merger will end the tax year of Small Cap Value Fund, it could accelerate distributions to shareholders from Small Cap Value Fund for its short tax year ending on the date of the Merger.

Prior to the closing of the Merger, if required to eliminate tax at the fund level, Small Cap Value Fund will declare and pay a dividend to shareholders which, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to shareholders all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, realized through the date of the Merger.

A Fund’s ability to use capital losses carryforwards and “built-in” (unrealized) losses (“pre-acquisition losses”) to offset future gains may be limited as a result of the Merger. First, pre-acquisition losses of either Small Cap Value Fund or Mid Cap Value Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses, whether in the form of carryforwards or non-de minimis “built-in” losses, generally cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Merger and that exceed certain thresholds for five tax years. Third, Small Cap Value Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Mid Cap Value Fund for the taxable year of the Merger that is equal to the portion of Mid Cap Value Fund’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay tax sooner, or pay more or less tax, than they would have had the Merger not occurred.

In addition, the Combined Fund resulting from the Merger will have tax attributes that reflect a blending of the tax attributes of Small Cap Value Fund and Mid Cap Value Fund at the time of the Merger (including as affected by the rules set forth above). Therefore, the shareholders of Small Cap Value Fund will receive a proportionate share of any “built-in” (unrealized) gains in Mid Cap Value Fund’s assets, as well as any taxable gains realized by Mid Cap Value Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by the Combined Fund. As a result, shareholders of Small Cap Value Fund may receive a greater or lesser amount of taxable distributions than they would have had the Merger not occurred. In addition, any pre-acquisition losses of Small Cap Value Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above may become available to offset capital gains realized after the Merger and to reduce distributions of capital gain to shareholders of the Combined Fund, spreading the tax benefit of such losses across a broader group of shareholders than would have been the case absent such Merger.

The realized and unrealized gains and losses of the Funds at the time of the Merger will bear on the gain the Combined Fund distributes to its shareholders after the Merger, relative to what would have been the case absent the Merger. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Merger.

This summary of the U.S. federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder, including whether shares are held through a tax-advantaged account. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

EXISTING AND PRO FORMA CAPITALIZATION

The following table shows, on an unaudited basis, the capitalization of Small Cap Value Fund and Mid Cap Value Fund as of September 30, 2015 and on a pro forma combined basis as of that date, giving effect to the Merger:

CAPITALIZATION TABLE (Unaudited)

September 30, 2015

	Aggregate Net Asset Value[1]	Shares Outstanding	Net Asset Value Per Share
Small Cap Value Fund
Investor	$458,673	37,631,389	$12.19
Advisor	N/A	N/A	N/A
Institutional	34,513	2,815,204	12.26
Mid Cap Value Fund
Investor	4,345,131	195,551,340	22.22
Advisor	938,389	42,203,794	22.23
Institutional	1,236,240	55,557,075	22.25
Combined Fund (pro forma)
Investor	4,803,805	216,192,822	22.22
Advisor	938,389	42,203,794	22.23
Institutional	1,270,752	57,112,458	22.25
[1]	Dollar values in thousands. Totals may not sum due to rounding.

PERFORMANCE OF THE FUNDS

This section provides some indication of the risks of investing in the Funds. The following bar charts show how the performance of each Fund’s Investor Shares has varied over time. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Small Cap Value Fund - Calendar Year by Year Total Returns - Investor Shares

Best Quarter     22.16%   (quarter ended 9/30/09)

Worst Quarter -24.21% (quarter ended 12/31/08)

Mid Cap Value Fund - Calendar Year by Year Total Returns - Investor Shares

Best Quarter     20.59%   (quarter ended 6/30/09)

Worst Quarter -22.92% (quarter ended 12/31/08)

The following tables show the average annual total returns (before and after taxes) and the change in value of broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare each Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

For Mid Cap Value Fund, the “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains. For Small Cap Value Fund, the “Return after taxes on distributions and sale of Fund shares” for the one- and five-year periods ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares is also available at www.artisanpartners.com.

Small Cap Value Fund Average Annual Total Returns

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					9/29/97
Return before taxes	-12.50%	1.13%	4.06%	8.17%
Return after taxes on distributions	-16.32	-1.26	2.13	6.32
Return after taxes on distributions and sale of Fund shares	-3.69	1.14	3.33	6.65
Institutional Shares					2/1/12
Return before taxes	-12.40	N/A	N/A	0.43
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41	9.19	6.80	6.57	As of 9/29/97
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-7.47	7.67	5.57	7.52	As of 9/29/97

Mid Cap Value Fund Average Annual Total Returns

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					3/28/01
Return before taxes	-9.89%	8.05%	7.03%	9.92%
Return after taxes on distributions	-13.22	6.04	5.58	8.75
Return after taxes on distributions and sale of Fund shares	-2.61	6.53	5.70	8.36
Institutional Shares					2/1/12
Return before taxes	-9.68	N/A	N/A	7.23
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00	9.17	As of 3/28/01
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-4.78	11.25	7.61	9.65	As of 3/28/01

OTHER INFORMATION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Investor Shares of the Funds through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Financial Highlights

Appendix C includes financial highlights for the Funds.

Where to Find More Information

You can find information relating to Mid Cap Value Fund in Appendix B to this information statement/prospectus. Additional information about both Funds is incorporated by reference from the Current Prospectus. To obtain Fund documents or other information about the Funds, please visit www.artisanpartners.com or http://hosted.rightprospectus.com/Artisan. Call 800.344.1770 to receive a free copy of any of the Fund documents or if you have a question or would like to receive other information about Artisan Partners Funds.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [*], 2016 by and among Artisan Small Cap Value Fund (the “Acquired Fund”), a series of Artisan Partners Funds, Inc., a corporation organized and existing under the laws of the State of Wisconsin (“Artisan Partners Funds”), Artisan Mid Cap Value Fund (the “Acquiring Fund”), a series of Artisan Partners Funds, and, solely with respect to Section 6 hereof, Artisan Partners Limited Partnership, a limited partnership organized under the laws of the State of Delaware (“Artisan Partners”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Investor Shares of beneficial interest of the Acquiring Fund (the “Investor Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Investor Shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Investor Shares of the Acquired Fund on such date and (ii) a number of full and fractional Institutional Shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Institutional Shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Shares of the Acquired Fund on such date. (The Investor Class Merger Shares and the Institutional Class Merger Shares shall be referred to collectively as the “Merger Shares.”)

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Investor Share and Institutional Share class shareholders of record as of the Exchange Date, the full and fractional Investor Class Merger Shares and Institutional Class Merger Shares (as described in section (a) above), respectively; each shareholder being entitled to receive that proportion of such Investor Class Merger Shares and Institutional Class Merger Shares which the number of Investor Shares and Institutional Shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Investor Shares and Institutional Shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in treasury, if any, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to any such portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates in accordance with the foregoing paragraph as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Amended and Restated Articles of Incorporation of Artisan Partners Funds, as from time to time in effect (the “Articles of Incorporation”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

For the avoidance of doubt, the provisions of this paragraph (c) shall only apply in the event that the Acquiring Fund makes the election described above in the first sentence of paragraph (c).

(d) It is intended that the reorganization described in this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a duly established and designated series of shares of Artisan Partners Funds, a corporation organized and existing under the laws of the State of Wisconsin, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Artisan Partners Funds is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on Artisan Partners Funds or the Acquiring Fund. Each of Artisan Partners Funds and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. Artisan Partners Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the fiscal year ended September 30, 2015, such statements and schedule having been audited by Ernst & Young LLP, independent accountants to the Acquiring Fund, will be furnished to the Acquired Fund prior to the Exchange Date. Such statements of assets and liabilities and schedules will fairly present the financial position of the Acquiring Fund as of the dates thereof and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectus and statement of additional information of Artisan Partners Funds, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund, did not contain as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund or with respect to Artisan Partners Funds as it pertains to the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of Artisan Partners Funds or the Acquiring Fund, threatened against Artisan Partners Funds (with respect to the Acquiring Fund), which assert liability on the part of Artisan Partners Funds (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of September 30, 2015, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2015 whether or not incurred in the ordinary course of business.

g. The Acquiring Fund has timely filed all federal, state and other tax returns or reports that have been required to be filed (after giving effect to any extensions); all such returns or reports were timely filed and were true, correct and complete in all material respects; the Acquiring Fund has timely paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund; the Acquiring Fund has adequately provided for all tax liabilities on its books; the Acquiring Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and the Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. The registration statement (as amended or supplemented, and together with the documents incorporated therein by reference, the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Artisan Partners Funds on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder (i) complied, on the effective date of the Registration Statement, and complies, on the date hereof, in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not, on the effective date of the Registration Statement, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement as it pertains to the Acquiring Fund or the Prospectus.

k. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

l. The Acquiring Fund has elected to be, and has qualified in respect of each taxable year since the commencement of its operations and will continue to qualify at all times through the Exchange Date and has done nothing to prevent it from continuing to qualify thereafter for treatment as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring Fund has not at any time since the commencement of its operations been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and except as described in the Registration Statement non-assessable by the Acquiring Fund, and no shareholder of Artisan Partners Funds or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

o. All issued and outstanding shares of the Acquiring Fund are duly and validly issued and outstanding, fully paid and except as described in the Registration Statement non-assessable by Artisan Partners Funds or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in Artisan Partners Funds’ Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act.

p. Artisan Partners Funds satisfies the fund governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a duly established and designated series of shares of Artisan Partners Funds, a corporation organized and existing under the laws of the State of Wisconsin, and has power to own all of its properties and assets and to carry out this Agreement. Artisan Partners Funds is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on Artisan Partners Funds. Each of Artisan Partners Funds and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. Artisan Partners Funds is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended September 30, 2015, such statements and schedule having been audited by Ernst & Young LLP, independent accountants to the Acquired Fund, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statements of assets and liabilities and schedules will fairly present the financial position of the Acquired Fund as of the dates thereof and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The Prospectus previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund or with respect to Artisan Partners Funds as it pertains to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of Artisan Partners Funds, threatened against Artisan Partners Funds or the Acquired Fund, which assert liability on the part of Artisan Partners Funds or the Acquired Fund. Artisan Partners Funds knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

g. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement as it pertains to the Acquired Fund or the Prospectus.

h. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of September 30, 2015, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2015, whether or not incurred in the ordinary course of business.

i. The Acquired Fund has timely filed all federal, state and other tax returns or reports that will have been required to be filed (after giving effect to any extensions); all such returns or reports were timely filed and were true, correct and complete in all material respects; the Acquired Fund has timely paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund; the Acquired Fund has adequately provided for all tax liabilities on its books; the Acquired Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and the Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

j. Artisan Partners Funds, on behalf of the Acquired Fund, has full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. Subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments that would be shown on its schedule of its investments if such a schedule were prepared as of the close of business on the Valuation Date (as defined in Section 4(b) below).

k. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

l. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

m. The Acquired Fund has elected to be, and has qualified in respect of each taxable year since the commencement of its operations and will continue to qualify at all times through the Exchange Date for treatment as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring

Fund has not at any time since the commencement of its operations been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

n. The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

p. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

q. Artisan Partners Funds satisfies the fund governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

3. Merger.

a. Subject to the terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Investor Shares and Institutional Shares of the Acquired Fund.

b. Artisan Partners Funds, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Artisan Partners Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, on May 23, 2016 or at such other location and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.” All acts taking place at the closing of the transactions provided for in this Plan shall be deemed to take place simultaneously as of 9:00 a.m. Eastern Time on the Exchange Date unless otherwise agreed to by the parties.

b. The valuation time shall be 4:00 p.m. Eastern time on the business day immediately prior to the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto, 4:00 p.m. Eastern time on such day referred to herein as the “Valuation Time” and the day referred to herein as the “Valuation Date.”

c. In the event that immediately prior to or at the Valuation Time (a) the New York Stock Exchange shall be closed to regular session trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Investor Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Investor Shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Investor Shares of the Acquired Fund on such date and (ii) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Institutional Shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a. The net asset value of the Investor Class Merger Shares and Institutional Class Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Investor Shares and Institutional Shares of the Acquired Fund and the value of the liabilities attributable to the Investor Shares and Institutional Shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Investor Class Merger Shares and Institutional Class Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Investor Shares and Institutional Shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each record shareholder of the Acquired Fund on the transfer agency records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Artisan Partners, by countersigning this Agreement, agrees that it will bear any and all costs and expenses arising directly from the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund whether or not such transactions are consummated for any reason; provided, however, that the costs of restructuring the Funds’ portfolios, including, but not limited to, brokerage commissions and other transaction costs, will be borne by the Fund directly incurring them. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Dissolution.

a. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in Artisan Partners Funds’ Articles of Incorporation in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund (i) a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax bases, all as of the Valuation Time, certified on the Acquired Fund’s behalf by Artisan Partners Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2015, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations; and (ii) a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by or with respect to the Acquired Fund after the Exchange Date.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by Artisan Partners Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Godfrey & Kahn, S.C., dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) Artisan Partners Funds is a corporation organized, validly existing and in good standing under the laws of the State of Wisconsin and has corporate power to execute, deliver and perform its obligations under this Agreement, and the Acquired Fund is a separate class of Artisan Partners Funds as provided under the laws of the State of Wisconsin duly constituted in accordance with the applicable provisions of the Articles of Incorporation and Bylaws (the “Bylaws”) of Artisan Partners Funds; (ii) this Agreement has been duly authorized, executed and delivered by Artisan Partners Funds, on behalf of the Acquired Fund, and, assuming that the Registration Statement and the Prospectus comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of Artisan Partners Funds, on behalf of the Acquired Fund, enforceable against Artisan Partners Funds, on behalf of the Acquired Fund, in accordance with its terms; (iii) the Bill of Sale in form for execution and delivery by and on behalf of the Acquired Fund pursuant to this Agreement is sufficient in form to transfer to the Acquiring Fund the assets purported to be transferred thereby to it by the Acquired Fund; (iv) except as set forth in this Agreement, the execution and delivery of this Agreement by Artisan Partners Funds, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate Artisan Partners Funds’ Articles of Incorporation or Bylaws, and will not violate any provision of the laws of the State of Wisconsin (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of Wisconsin, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Artisan Partners Funds or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by Artisan Partners Funds, on behalf of the Acquired Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, (b) such as may be required under state securities or “blue sky” laws or (c) such filing with the state of Wisconsin to amend Artisan Partners Funds’ Articles of Incorporation. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Artisan Partners Funds.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund is a separate series of Artisan Partners Funds duly constituted in accordance with the applicable provisions of the 1940 Act; (ii) except as set forth in this Agreement, the execution and delivery of this Agreement by Artisan Partners Funds, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of the federal laws of the United States of America (“Federal Law”) (except that such opinion need not express an opinion on federal or state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund; and (iii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Artisan Partners Funds or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by Artisan Partners Funds, on behalf of the Acquired Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Artisan Partners Funds, including certificates with respect to investment restrictions contained in Artisan Partners Funds’ Articles of Incorporation, Bylaws or then-current prospectus or statement of additional information.

f. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion will be subject to certain qualifications), reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, although the matter is not free from doubt, for U.S. federal income tax purposes: (i) the transactions contemplated by this Agreement should constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund should each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund should not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an Asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) Acquired Fund shareholders should not recognize any gain or loss upon the exchange of their Acquired Fund shares for Merger Shares; (iv) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares should be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement should include the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; (vi) the Acquiring Fund should not recognize any gain or loss upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (vii) the Acquiring Fund’s tax basis in the Assets should be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) the holding period of each Asset in the hands of the Acquiring Fund, other than certain Assets with respect to which gain or loss is required to be recognized as described in (ii) above, should include the period during which such Asset was held or treated for U.S. federal income tax purposes as held by the Acquired Fund; and (ix) the Acquiring Fund should succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in Artisan Partners Funds’ Articles of Incorporation or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

h. Artisan Partners Funds shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. All actions taken by Artisan Partners Funds on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

j. Prior to the Exchange Date, the Acquired Fund shall, if determined to be necessary or desirable by the Treasurer and/or Assistant Treasurer of the Acquired Fund, have declared a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, and (ii) all of the Acquired Fund’s net capital gain (after reduction for any capital loss carryover), in each case (A) for its taxable year beginning on October 1, 2015 and ending on the Exchange Date and, if still timely under Section 855 of the Code, the immediately preceding taxable year and (B) computed without regard to any deduction for dividends paid.

k. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of Artisan Partners Funds, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund or its agent (i) the originals or true copies of all of the records of Artisan Partners Funds attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date and (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time.

n. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Artisan Partners Funds or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by Artisan Partners Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since September 30, 2015, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. Artisan Partners Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by Artisan Partners Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of Artisan Partners Funds and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Godfrey & Kahn, S.C., dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) Artisan Partners Funds is a corporation organized, validly existing and in good standing under the laws of the State of Wisconsin and has corporate power to execute, deliver and perform its obligations under this Agreement, and the Acquiring Fund is a separate class of Artisan Partners Funds as provided under the laws of the State of Wisconsin duly constituted in accordance with the applicable provisions of the Articles of Incorporation and Bylaws of Artisan Partners Funds; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by Artisan Partners Funds and the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Artisan Partners Funds, on behalf of the Acquiring Fund, and, assuming that the Prospectus and the Registration Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of Artisan Partners Funds, on behalf of the Acquiring Fund, enforceable against Artisan Partners Funds, on behalf of the Acquiring Fund, in accordance with its terms; (iv) except as set forth in this Agreement, the execution and delivery of this Agreement by Artisan Partners Funds, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate Artisan Partners Funds’ Articles of Incorporation or Bylaws, and will not violate any provision of the laws of the State of Wisconsin (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of Wisconsin, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Artisan Partners Funds or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by Artisan Partners Funds, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, (b) such as may be required under state securities or “blue sky” laws or (c) such filing with the state of Wisconsin to amend Artisan Partners Funds’ Articles of Incorporation. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Artisan Partners Funds.

f. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund is a separate series of Artisan Partners Funds duly constituted in accordance with the applicable provisions of the 1940 Act; (ii) except as set forth in this Agreement, the execution and delivery of this Agreement by Artisan Partners Funds, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of Federal Law (except that such opinion need not express an opinion on federal or state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund; (iii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Artisan Partners Funds or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by Artisan Partners Funds, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date; and (iv) the Registration Statement has been declared effective under the 1933 Act, and based solely upon oral inquiries to the Commission staff or the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purposes is pending or threatened by the Commission. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Artisan Partners Funds, including certificates with respect to investment restrictions contained in Artisan Partners Funds’ Articles of Incorporation, Bylaws or then-current prospectus or statement of additional information.

g. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date (which opinion will be subject to certain qualifications), and reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

h. All actions taken by Artisan Partners Funds on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

i. Artisan Partners Funds shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Artisan Partners Funds or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, Artisan Partners Funds and the directors and officers of Artisan Partners Funds (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Artisan Partners Funds or the Acquired Fund contained in this Agreement, the Registration Statement and the Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Artisan Partners Funds or the Acquired Fund required to be stated therein or necessary to make the statements relating to Artisan Partners Funds or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Artisan Partners Funds on behalf of the Acquired Fund. The Indemnified Parties will notify Artisan Partners Funds and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, Artisan Partners Funds and the directors and officers of Artisan Partners Funds (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement and the Prospectus or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Artisan Partners Funds or the Acquiring Fund required to be stated therein or necessary to make the statements relating to Artisan Partners Funds or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Artisan Partners Funds on behalf of the Acquiring Fund. The Indemnified Parties will notify Artisan Partners Funds and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or Artisan Partners Funds who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the directors of Artisan Partners Funds on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its directors or an officer authorized by such directors, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 15 hereto, and shall be construed in accordance with and governed by the laws of the State of Wisconsin.

15. Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time.

16. Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its directors or an officer authorized by such directors, may waive any condition to its respective obligations hereunder.

17. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of any other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

18. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Artisan Partners Funds, Inc., Attention: General Counsel, at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

19. Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither Artisan Partners Funds’ directors, officers, agents nor shareholders of the Funds or other series of Artisan Partners Funds assume any liability for obligations entered into on behalf of any of the Funds.

20. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

22. Further Assurances. Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ARTISAN PARTNERS FUNDS, INC.
on behalf of its series Artisan Small Cap Value Fund

By:
Name:
Title:

ARTISAN PARTNERS FUNDS, INC.
on behalf of its series Artisan Mid Cap Value Fund

By:
Name:
Title:

For purposes of Section 6 only:

ARTISAN PARTNERS LIMITED PARTNERSHIP

By:
Name:
Title:

Appendix B

ADDITIONAL INFORMATION ABOUT MID CAP VALUE FUND

Investment Objective

Artisan Mid Cap Value Fund seeks maximum long-term capital growth.

Investment Strategies

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of medium-sized U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•	Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•	Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index. As of December 31, 2015, the market capitalization of the smallest company in the Russell Midcap® Index was $382.8 million and the weighted average market capitalization of companies in that Index was approximately $12.3 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. The Fund will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell Midcap® Index as of the most recent calendar year-end (between $382.8 million and $30.4 billion as of December 31, 2015).

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation, the Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash.

The Fund may sell a security when the team thinks the security is too expensive compared to the team’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. Mid Cap Value Fund, a series of Artisan Partners Funds, offers three classes of shares: Investor Shares, Advisor Shares and Institutional Shares.

Management. Mid Cap Value Fund is managed by Artisan Partners, which selects the Fund’s investments and handles its business affairs under the direction of Artisan Partners Funds’ board of directors. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners provides investment management services to pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles, and also provides administrative services to each series of Artisan Partners Funds. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for each Fund is available in Artisan Partners Funds’ September 30, 2015 annual report to shareholders.

PORTFOLIO MANAGERS

The following individuals serve as Portfolio Managers for Mid Cap Value Fund: Daniel L. Kane, CFA, James C. Kieffer, CFA, Scott C. Satterwhite, CFA and George O. Sertl, Jr., CFA. Each portfolio manager is responsible for management of the Fund as well as other Artisan Partners client portfolios. The team develops investment strategies for the Fund in order to achieve the respective Fund’s investment objective and is supported by a staff of research analysts and traders. The Fund’s portfolio managers are jointly responsible for overall management of the Fund, including making buy and sell decisions for the Fund.

Artisan Partners Funds’ current Statement of Additional Information, dated February 1, 2016, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Daniel L. Kane, CFA – Mr. Kane joined Artisan Partners in March 2008 as an analyst working with Messrs. Satterwhite, Kieffer and Sertl on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund. Prior to becoming Portfolio Manager of the Funds in September 2013, Mr. Kane had been Associate Portfolio Manager of the Funds since February 2012. Mr. Kane holds a B.B.A. in Finance from the University of Wisconsin-Madison and an M.B.A from the University of Chicago Booth School of Business.

James C. Kieffer, CFA – Mr. Kieffer is a Managing Director of Artisan Partners. He joined Artisan Partners in August 1997 and has been Portfolio Manager of Artisan Mid Cap Value Fund since November 2001 and Artisan Small Cap Value Fund since July 2000. Mr. Kieffer was an analyst working with Mr. Satterwhite on Artisan Small Cap Value Fund from its inception in 1997 through 2000. Mr. Kieffer holds a B.A. in Economics from Emory University.

Scott C. Satterwhite, CFA – Mr. Satterwhite is a Managing Director of Artisan Partners. He joined Artisan Partners in June 1997 and has been Portfolio Manager of Artisan Mid Cap Value Fund since November 2001 and Artisan Small Cap Value Fund since its inception in 1997. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University. Mr. Satterwhite has provided notice that he intends to retire in September 2016.

George O. Sertl, Jr., CFA – Mr. Sertl is a Managing Director of Artisan Partners. He joined Artisan Partners in January 2000 as an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund. He has been Portfolio Manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since May 2006. Mr. Sertl holds a B.A. from the University of Richmond and an M.A. from St. Louis University.

ADDITIONAL INFORMATION

Artisan Partners Funds enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, distributor, custodian, transfer agent and financial intermediaries, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under the arrangement against the service providers, either directly or on behalf of the Fund.

This information statement/prospectus, including this Appendix, provides information concerning Artisan Partners Funds and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this information statement/prospectus or any of the documents incorporated by reference therein are intended to, nor do they, give rise to an agreement or contract between Artisan Partners Funds or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

INVESTING WITH ARTISAN PARTNERS FUNDS

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the NAV next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The NAV of each class of shares is determined by dividing the value of the Fund’s securities and other assets attributable to that class, less its liabilities attributable to that class, by the number of outstanding shares of that class of the Fund. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is computed daily as of the NYSE regular session closing time – usually 4:00 p.m. Eastern Time.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange. The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for an equity security from the principal exchange as of the time of valuation, the security is valued using (i) the closing price on another exchange on which the security is traded (if such price is made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from a secondary exchange or in the over-the-counter market.

Fixed income securities are valued at market value. Market values are generally evaluations based on the judgment of the Fund’s pricing vendors, which may consider the prices at which securities actually trade, broker-dealer quotations, pricing formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and/or discounted cash flow models that might be applicable.

Artisan Partners Funds’ valuation committee will value securities or other assets at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Partners Funds’ board of directors, when, with respect to such securities or other assets (i) market quotations are not readily available, (ii) no approved pricing vendor price quotation is available or (iii) Artisan Partners Funds’ valuation committee believes that such quotations are not reliable indications of market value or fair value. A market quotation will be considered not readily available, and the Fund may therefore use fair value pricing, if, among other things, there are no quotations, pricing data is not provided by an approved pricing vendor, the valuation committee believes that the quotation, price or market value resulting from the Fund’s valuation procedures does not reflect a fair value of the security or asset or the value of the security or asset might have been materially affected by events occurring after the close of the market in which the security or asset was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in values of market indices, exchange traded funds or other financial instruments in the U.S. or other markets. The Fund monitors for subsequent events using several tools, including, for equity securities, the use of a third-party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities or assets results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a security or asset used by the Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities or assets and the differences may be material to the NAV of the Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

WHO CAN INVEST IN THE FUND?

Mid Cap Value Fund is closed to most new investors. See “—Who is Eligible to Invest in a Closed Fund?” below for information on eligibility criteria for investing in a closed Fund.

In general, to invest in the Fund, you should be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security or employer identification) number. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

As of the date of this information statement/prospectus, shares of the Fund are qualified for sale in the U.S. and its territories and possessions. Residents of Guam may purchase shares of the Fund only through approved financial intermediaries, and only to the extent that financial intermediary is otherwise eligible to sell mutual fund shares in Guam. The Fund sells shares to investors residing outside the U.S. only in limited circumstances. Any sale to an investor residing outside of the U.S. requires prior approval of the Fund.

WHO IS ELIGIBLE TO INVEST IN A CLOSED FUND?

The Fund is closed to most new investors. The Fund does not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below.

If you have been a shareholder in the Fund continuously since it closed, you may make additional investments in the Fund and reinvest your dividends and capital gain distributions in the Fund, even though the Fund has closed, unless Artisan Partners considers such additional purchases to be not in the best interests of the Fund and its other shareholders. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants.

You may open a new account in the Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

•	you beneficially own shares of the Fund at the time of your application;

•	you beneficially own shares in any of the Artisan Partners Funds with combined balances of $250,000;

•	you receive shares of the Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

•	you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•	you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Fund or Artisan Partners Distributors LLC and the Fund or Artisan Partners Distributors LLC has notified the sponsor of that program in writing that shares may be offered through such program and has not withdrawn that notification;

•	you are an employee benefit plan and the Fund or Artisan Partners Distributors LLC has notified the plan in writing that the plan may invest in the Fund and has not withdrawn that notification;

•	you are an employee benefit plan or other type of corporate, charitable or governmental account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate, charitable or governmental account that is a shareholder of the Fund at the time of application;

•	you are a client of an institutional consultant or financial intermediary and the Fund or Artisan Partners Distributors LLC has notified that consultant or financial intermediary in writing that you may invest in the Fund and has not withdrawn that notification;

•	you are a client of a financial advisor or a financial planner, or an affiliate of a financial advisor or financial planner, who has at least $2,500,000 of client assets invested with the Fund or at least $5,000,000 of client assets invested with Artisan Partners Funds or under Artisan Partners’ management at the time of your application;

•	you are a client of Artisan Partners or are an investor in a product managed by Artisan Partners, or you have an existing business relationship with Artisan Partners, and in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively; or

•	you are a director or officer of the Fund, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those persons.

The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Call us at 800.344.1770 if you have questions about your ability to invest in Mid Cap Value Fund.

SHARE CLASS ELIGIBILITY

Investor Shares

Investor Shares of the Fund are offered to members of the general public. You can open the following types of accounts in Investor Shares:

•	Individual or Joint Ownership – Individual accounts are owned by one person. Joint accounts can have two or more owners.

•	Uniform Gift or Transfer to a Minor (UGMA, UTMA) – Custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he or she reaches the age of majority.

•	Individual or Marital Trust.

•	Business or Organization – This type of account is for a corporation, association, partnership or similar institution.

•	Retirement Account – This type of account includes traditional individual retirement accounts (IRAs), Roth IRAs, rollover IRAs, simplified employee pension plans (SEP-IRAs), SIMPLE IRAs, Keogh plans, profit sharing and money purchase plans, 403(b) plans and 401(k) plans.

•	Coverdell Education Savings Account (ESAs) – ESAs provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the account is established.

Financial intermediaries must contact the Fund for approval before opening an omnibus account.

Advisor Shares

Advisor Shares of Mid Cap Value Fund are generally available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored fee-based programs and other investors that meet the minimum investment requirements. You may open a new account in Advisor Shares of Mid Cap Value Fund only if:

•	you are an employee benefit plan that trades electronically through a financial intermediary and shares of the Fund are made available to your plan pursuant to an agreement between the financial intermediary and Artisan Partners Funds or Artisan Partners Distributors LLC;

•	you are a client of a financial advisor or financial planner that meets the Fund’s investment minimum through the advisor’s or planner’s aggregated client assets in the Fund held with a single custodian;

•	you are an investor in a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with Artisan Partners Funds or Artisan Partners Distributors LLC;

•	you are an investor meeting the minimum investment requirements for opening a new account; or

•	the Fund has pre-approved your purchase.

Institutional Shares

Institutional Shares are designed for certain employee benefit plans as well as institutional and other investors who are able to meet the high minimum investment requirements. You may open a new account in Institutional Shares of the Fund only if:

•	you are an employee benefit plan that trades electronically through a financial intermediary and shares of the Fund are made available to your plan pursuant to an agreement between the financial intermediary and Artisan Partners Funds or Artisan Partners Distributors LLC;

•	you are an investor meeting the minimum investment requirements for opening a new account; or

•	the Fund has pre-approved your purchase.

MINIMUM INVESTMENTS

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum

The Fund will waive the initial minimum investment of $1,000 for Investor Shares if you invest through the Automatic Investment Plan. See “Buying Shares – Automatic Investment Plan (AIP).” The Fund may also waive the minimum investment requirement for Investor Shares with respect to investments held in omnibus accounts or other accounts held through financial intermediaries, although the intermediary maintaining such an account may impose its own minimum investment requirements. See “Other Information – Financial Intermediaries.”

The Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into Advisor Shares or Institutional Shares if:

•	you are an employee benefit plan that will trade Advisor or Institutional Shares of the Fund electronically through a financial intermediary and the Fund expects the plan will meet the minimum balance required within a defined period;

•	you are already a shareholder (in your name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or a custodian holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account) of Advisor or Institutional Shares of the Fund; or

•	you, together with any affiliated organizations or related persons, will hold two or more accounts in your own or the affiliated organization’s or related person’s name or as beneficial owner of shares held in someone else’s name of Advisor or Institutional Shares of the Fund and such accounts, in the aggregate, exceed the minimum initial investment amount for the Fund.

In addition, the Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into Advisor Shares if:

•	you are an investor in a sponsored fee-based program and the Fund expects the program will meet the minimum balance required within a defined period.

MINIMUM BALANCES

Investor Shares

Investor Shares of the Fund requires a minimum balance of $1,000. The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $1,000. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account’s value up to the minimum.

The Fund will waive the $1,000 minimum balance requirement if an account value has declined below $1,000 due solely to investment performance.

If you discontinue an AIP before your account reaches $1,000, that account also may be closed and the Fund may redeem your shares.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

Advisor Shares

Advisor Shares of the Fund requires a minimum balance of $250,000, although the Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth above. The Fund reserves the right to automatically convert the Advisor Shares in your account to Investor Shares, or to close your account and redeem your shares, if the value of your account falls below $250,000, unless the reduction in value is due solely to investment performance. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or closing your account and redeeming your shares. If your shares are converted, the conversion will have no effect on the value of your investment in Advisor Shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

Institutional Shares

Institutional Shares of the Fund requires a minimum balance of $1 million, although the Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth above. The Fund reserves the right to automatically convert the Institutional Shares in your account to Investor Shares or Advisor Shares or close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to investment performance. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or Advisor Shares or closing your account and redeeming your shares. If your shares are converted, the conversion will have no effect on the value of your investment in Institutional Shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

BUYING SHARES

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. For more information, see “Other Information – Anti-Money Laundering Compliance.”

HOW TO OPEN AN ACCOUNT

If you meet the applicable share class eligibility requirements and the Fund’s other criteria, you may be able to purchase shares of the Fund by contacting your financial intermediary. You can also open an account and purchase Investor Shares or Advisor Shares of the Fund by contacting the Fund’s transfer agent at 800.344.1770 and completing a new account application. See “Investing with Artisan Partners Funds – Who Can Invest in the

Fund?,” “– Who is Eligible to Invest in a Closed Fund?” and “– Share Class Eligibility.” Applications for direct purchases of Institutional Shares are only made available through Artisan Partners Distributors LLC by calling 866.773.7233.

By Mail – Complete and sign a new account application. Mail the application, along with your check for the applicable purchase amount to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to “Artisan Partners Funds” or to “Artisan Mid Cap Value Fund.” Artisan Partners Funds will not accept cash, money orders, travelers’ checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight mail delivery:
Artisan Partners Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Partners Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

All investment checks must be delivered to one of the addresses above. Artisan Partners Funds and Artisan Partners Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial Data Services (Boston Financial), the Fund’s transfer agent, and purchases will not be effective until the order is received and accepted by Boston Financial. A purchase by check is priced at the NAV next calculated after Boston Financial receives the check and accepts the order.

By Wire – You may purchase shares by instructing your financial institution to wire money to Artisan Partners Funds’ custodian bank. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the U.S. generally will not be accepted. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire. Therefore, if your wire is received after the time as of which the NAV is calculated for the day, your funds may be held by the Fund’s custodian bank until the next business day. If you are opening a new account by wire transfer, a new account application must be received in proper form at the Fund’s transfer agent prior to the receipt of the wire. Artisan Partners Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company Attn: Mutual Funds Boston, MA 02110
Routing #011000028
Credit to:	Artisan Partners Funds Deposit DDA 99050882
Further credit:	[your account registration]
[your account number]

If the proper account information is not included, the wire order may be rejected.

By Exchange – You may open a new account in Investor Shares or Advisor Shares of Artisan Partners Funds by telephone by calling 800.344.1770 with an exchange of $1,000 or more for Investor Shares or $250,000 or more for Advisor Shares from your identically registered account in another Artisan Partners Fund. You may open a new account in Institutional Shares by telephone by calling 866.773.7233 with an exchange of $1,000,000 or more from your identically registered account in Institutional Shares of another Artisan Partners Fund. See “– Telephone Exchange Plan.”

By Automatic Investment Plan (AIP) – You may purchase Investor Shares or Advisor Shares of Artisan Partners Funds through an AIP. Complete and sign the account application, including the AIP section. See “– Automatic Investment Plan (AIP).”

By Purchases in Kind – You may, subject to Artisan Partners Funds’ approval, purchase Investor Shares, Advisor Shares or Institutional Shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call Artisan Partners Funds at 866.773.7233 if you would like to purchase shares of the Funds with other securities.

HOW TO ADD TO AN ACCOUNT

If you opened an account directly with the Fund in accordance with the previous section, you may make subsequent investments by wire transfer using the instructions provided, or by submitting a check, along with either the stub from your Fund account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. All checks must be made payable to “Artisan Partners Funds” or “Artisan Mid Cap Value Fund.” Please print your account number on your check. Artisan Partners Funds will not accept cash, money orders, travelers’ checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

To make additional purchases of Investor Shares or Advisor Shares of the Fund, you may also add from $50 to $50,000 to your account by telephone. You may elect the telephone purchase option on your application or by completing the shareholder account options form after your account has been opened. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day of your call if you call before the time as of which the Fund calculates its NAV, or on the next business day after your call if you call after the time as of which the Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.” Your financial institution may impose a fee for wire or electronic funds transfer (“EFT”).

You may exchange between identically registered accounts within the same share class by telephone. Telephone exchanges are subject to a minimum exchange of $50 and other limits. See “– Telephone Exchange Plan.”

You may also add AIP to your existing account in Investor Shares or Advisor Shares of the Fund. Please call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. Your financial institution may charge you a fee for electronic transfers of funds. See “– Automatic Investment Plan (AIP)” for more information.

TELEPHONE EXCHANGE PLAN

You may open a new account in the Fund by exchange from your identically registered account in the same share class of another Artisan Partners Fund. To open the new account, your exchange must meet the applicable share class minimum. You also may transfer investments between already existing identically registered accounts by exchanging at least $50.

Telephone exchanges are subject to these restrictions:

•	Both accounts must be registered in the same name, with the same address and taxpayer identification (social security or employer identification) number.

•	Your exchange will be processed on the business day on which you call if you call before the time as of which each Artisan Partners Fund calculates its NAV, or on the next business day after your call if you call after the time as of which an Artisan Partners Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.”

•	If your account is subject to backup withholding, you may not use the telephone exchange plan.

•	If you use the telephone exchange plan more than four times in any rolling twelve-month period, Artisan Partners Funds may terminate your access to the plan. Exchanges conducted through an omnibus account are not subject to this limitation because Artisan Partners Funds may not be able to identify the underlying investors but you may be subject to restrictions imposed by the financial intermediary.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP allows you to make regular, systematic investments into Investor Shares or Advisor Shares of the Fund. You purchase shares by transferring money from your designated checking or savings account directly into your Fund account. Simply designate your monthly investment amount (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place. If you do not select a day, the withdrawal from your account will be made on the 15th of the month. If a withdrawal date falls on a weekend or holiday, your payment will be transferred from your bank account on the business day prior to the date you selected. It may take up to 10 days to establish your AIP once your instructions have been received. Artisan Partners Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will be liable for any resulting losses or fees the Fund or its transfer agent incurs. If your purchase through the AIP fails to clear on two consecutive occasions, the Fund will terminate your AIP.

If you choose the AIP when you open your account, the minimum initial investment for Investor Shares will be waived. However, your Investor Shares may be redeemed and your account closed if you discontinue the AIP before your account reaches the minimum initial investment size. See “Investing with Artisan Partners Funds – Minimum Balances.” To change an AIP, please notify us at least 14 days prior to the next scheduled investment date. For complete instructions on changing an AIP, please visit www.artisanpartners.com or contact a customer service representative at 800.344.1770.

PURCHASES – GENERAL INFORMATION

•	Your purchases must be in U.S. dollars.

•	If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

•	You may not change or cancel a purchase request once it has been received in good order.

•	An order typically is accepted when the Fund or its authorized agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. An order is not binding until accepted and entered on the books of the Fund.

•	The Fund reserves the right to reject any order deemed inappropriate or not to be in the best interests of existing Fund shareholders, to limit exchanges or to take such other actions as the Fund deems appropriate or, for Institutional Shares, any purchase order that has not been previously approved by the Fund or Artisan Partners Distributors LLC. Further, the Fund reserves the right to reject any purchase order in its sole discretion. For example, the Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

•	The Fund cannot accept a purchase order specifying a specific purchase date or price per share. Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. However, if a purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.

•	The Fund may terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution on two consecutive occasions.

•	To prevent unauthorized transactions in your account, the Fund will take precautions designed to verify that information communicated by telephone is genuine. The Fund and its transfer agent may record a call, request identifying information and send written confirmation of telephone transactions. The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon instructions furnished by telephone if we follow reasonable procedures designed to verify the identity of the caller. We recommend that you take precautions to keep confidential your personal information, including your account number and tax identification (social security or employer identification) number. You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

REDEEMING SHARES

You may redeem some or all of your shares by telephone or written request sent to the Fund by mail on any day that the NYSE is open for regular session trading. You may also redeem Investor Shares or Advisor Shares of the Fund by systematic withdrawals on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV (NYSE closing time – usually 4:00 p.m. Eastern Time). If your order is received after that time, your order will be processed on the next business day. The Fund will redeem your shares at the NAV per share next calculated after your redemption order is received in good order by the Fund or its authorized agent. The Fund may reject your redemption order under certain circumstances, which are discussed below. The Fund will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application or on a telephone authorization form. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

HOW TO REDEEM SHARES

By Mail

Non-IRA Accounts – To redeem shares in an account other than an IRA, complete the Non-IRA Redemption form or mail a letter of instruction including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and the signature of the shareholder(s) as it appears on the account or by a duly authorized agent of the shareholder(s). Some redemptions require Medallion guarantees. See “– Medallion Guarantees.” The letter of instruction should be sent to the address shown below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

For regular mail delivery:	For overnight mail delivery:

Artisan Partners Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Partners Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

IRA Accounts – To redeem shares in an Artisan Partners Funds IRA account, you may send a letter of instruction or complete the IRA Distribution Request Form. Call 800.344.1770 or visit www.artisanpartners.com for instructions. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

We encourage you to consult your tax advisor regarding the tax consequences and tax reporting requirements of your redemptions prior to redeeming shares in an IRA account.

For further instructions, documents or the IRA Disclosure Statement and Custodial Agreement, please call 800.344.1770 or visit www.artisanpartners.com.

By Telephone

You automatically have the telephone redemption option unless you decline it on your account application. If you decline this option, but would like to add it at a later date, call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form if you hold Investor Shares or Advisor Shares. To authorize telephone redemption on an existing Institutional Shares account, call us at 866.773.7233 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and may require a form of signature validation.

To redeem Investor Shares or Advisor Shares by telephone, call the Fund’s transfer agent at 800.344.1770. To redeem Institutional Shares by telephone, call the Fund’s transfer agent at 866.773.7233. If you redeem shares by telephone, any amount of shares may be redeemed if a bank account was designated on your account application, or updated on a shareholder account options form after your account was opened, to receive the proceeds by wire transfer or EFT. If you have not designated a bank account to receive the proceeds by wire or EFT, telephone redemptions will be limited to $50,000 each and will be sent by check to your mailing address of record. Your bank may charge you a fee for an incoming wire or EFT; the Fund reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with a Medallion guarantee. See “ – Medallion Guarantees.” A request to change your existing U.S. bank account must be submitted in writing or on a shareholder account options form and may require a form of signature validation.

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information, including your account number and tax identification number.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

SYSTEMATIC WITHDRAWALS

This service lets you withdraw a set amount from your account in Investor Shares or Advisor Shares of the Fund at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Fund account and must withdraw at least $50 per transaction.

If you would like to add this option, please call us at 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. You must use the IRA Distribution Request Form to request systematic withdrawals from your IRA account.

If you select the systematic withdrawal option, you may choose to have the Fund send payment: (i) by mail to the address of record; (ii) by EFT to a pre-authorized U.S. bank account; or (iii) to your pre-authorized U.S. bank account by wire transfer. In order to receive funds by EFT or wire transfer, you must identify your U.S. bank account on your application, or if you are changing your U.S. bank account or adding this feature after your account is open, on a shareholder account options form. Your request to change your U.S. bank account or add options must be submitted in writing and may require a form of signature validation. Your bank may charge you a fee for the incoming wire or EFT; the Fund reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

REDEMPTIONS – GENERAL INFORMATION

Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required or permitted by applicable law.

Subject to applicable law, the Fund may reject your redemption request if:

•	the identification information you provided in your account application cannot be verified;

•	your identification information matches information on a government list of suspicious persons; or

•	the Fund believes that you may be involved in suspicious activity.

Further documentation may be requested to evidence the authority of the person or entity making a written redemption request. Please call 800.344.1770 with questions if you hold Investor Shares or Advisor Shares. Please call 866.773.7233 with questions if you hold Institutional Shares.

If you recently have made a purchase by check or EFT, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Partners Funds recommends that your purchase be made by federal funds wire through your financial institution.

You may not change or cancel a redemption request once it has been received in good order.

The Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions. All redemptions will be processed upon acceptance.

Redemptions may be suspended or payment dates postponed when the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

The redemption price you receive depends upon the NAV per share of a class of the Fund at the time of redemption. It may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Shares in any account you maintain with Artisan Partners Funds may be redeemed to the extent necessary to reimburse Artisan Partners Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the backup withholding provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to your account).

If the Fund sends you a check for a redemption, systematic withdrawal payment or cash distribution that is returned “undeliverable” or remains uncashed for at least six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV per share on the date of reinvestment and, if applicable, the Fund may (a) cancel your systematic withdrawal payments, honoring redemptions only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment. If you hold your investment in an IRA, or other circumstances exist such that reinvesting the proceeds is not in your or the Fund’s best interest, your check will not be cancelled and the Fund may attempt to contact you to obtain further instruction.

Before submitting your redemption request, please call 800.344.1770 if you have any questions about requirements for a redemption and hold Investor Shares or Advisor Shares. If you hold Institutional Shares, please call 866.773.7233.

MEDALLION GUARANTEES

To protect you and the Fund from fraud, the following transaction requests must be submitted in writing and include a Medallion Signature Guarantee for each account owner:

•	If you wish to redeem more than $50,000 and have not previously designated a U.S. bank account to receive the proceeds by wire transfer or EFT.

•	If you add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

•	If you ask that a check or wire be made payable to someone other than the account owner.

•	If you transfer the ownership of your account.

•	If you wish to redeem shares and your address is changed in response to a U.S. Postal Service notification or you have changed the address on your account in writing without a Medallion guarantee, by phone or through www.artisanpartners.com within the last 60 days.

All Medallion Guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each owner’s signature must show the capacity in which the signer is acting, (for example, “Jane Doe, as Trustee”). Medallion Guarantee is a bar-coded signature guarantee and must be executed by an eligible guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act. Member firms of a domestic stock exchange are also considered eligible guarantors. Non bar-coded guarantees or stamps from a Notary Public are not acceptable.

If you are signing on behalf of an entity, you must indicate your capacity beside or beneath your signature. If you are signing in a capacity, further documentation may be required by the guarantor. Prior to signing, inquire what documentation needs to be provided and the maximum transaction amount the guarantee will insure. Request that the guarantor provide a legible bar-coded Medallion Guarantee. A form or transaction request received without a valid STAMP2000 Medallion imprint may be rejected.

EXCHANGING SHARES

If you meet the minimum investment requirements for opening a new account, and any other eligibility criteria described in this information statement/prospectus, you may exchange shares of the Fund for the same class of shares of any other Artisan Partners Fund that is open to new investors or any closed Artisan Partners Fund (if you also meet the requirements described under “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” and “Share Class Eligibility”). A fund exchange may be made by following the redemption procedures described under “Redeeming Shares – How to Redeem Shares.” The Fund will exchange your shares at the NAV per share next calculated after your exchange order is received in good order by the Fund or their authorized agent. An exchange of shares of the Fund for shares of another Artisan Partners Fund will be a taxable transaction. See “Dividends, Capital Gains & Taxes – Taxes.”

Shareholders may also exchange shares of the Fund for a different class of shares offered by the Fund, provided that the shareholder meets the eligibility requirements, including any investment requirements for opening a new account in shares of the class into which the shareholder seeks to exchange. Such an exchange may be made by following the procedures described under “Redeeming Shares – How to Redeem Shares.” The Fund will exchange your shares at the NAV per share next calculated after your exchange order is received in good order by the Fund or their authorized agent. For U.S. federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally is not expected to be a taxable event, or to result in recognition of a gain or loss by the exchanging shareholder. See “Dividends, Capital Gains & Taxes – Taxes.”

Artisan Partners Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

SHAREHOLDER & ACCOUNT PROCEDURES

ACCOUNT OPTION CHANGES

To further protect the Fund and its shareholders from fraud, some shareholder account changes may require additional signature validation. Please refer to our shareholder account options form for further information or call us at 800.344.1770 if you hold Investor Shares or Advisor Shares, or at 866.773.7233 if you hold Institutional Shares.

ADDRESS CHANGES

You may change the address on your account by:

•	sending a written request to the Fund’s transfer agent signed by the registered owner(s) of the account (please note, if you wish to redeem shares within 60 days after a change of address in writing, each owner’s signature must be guaranteed using a STAMP2000 Medallion. See “Redeeming Shares – Medallion Guarantees”),

•	calling us at 800.344.1770 if you hold Investor Shares or Advisor Shares, or at 866.773.7233 if you hold Institutional Shares, or

•	accessing your account through www.artisanpartners.com (only available for Investor Shares or Advisor Shares).

Artisan Partners Funds will send a written confirmation of the change to both your old and new addresses. Artisan Partners Funds will change your address in response to a U.S. Postal Service notification, but will attempt to contact you at the new address so that you can confirm the address change.

If your address is changed in response to a U.S. Postal Service notification, in writing without proper signature validation, by phone or through www.artisanpartners.com, we will not honor any redemption request for the following 60 days, unless that redemption is in writing with a Medallion guarantee. See “Redeeming

Shares – Medallion Guarantees.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes if we follow reasonable procedures to verify the identity of the caller or website user.

If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.

STATEMENTS AND REPORTS

As an Artisan Partners Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semiannual reports with financial statements.

•	Year-end tax statements.

Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements and hold Investor Shares or Advisor Shares, call 800.344.1770 or visit www.artisanpartners.com. If you need copies of statements and hold Institutional Shares, call 866.773.7233. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested. If more than one member of a household has an account with the Fund, we reduce the number of duplicate annual and semiannual reports your household receives by sending only one copy of each to the address shared by those accounts. If you hold more than one account in the Fund, we will only send one summary prospectus for the Fund, but your household may receive more than one copy if two or more members of your household hold accounts in the Fund. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within 30 days after receiving your request.

E-DELIVERY OF DOCUMENTS

If you hold your account in Investor Shares or Advisor Shares directly with Artisan Partners Funds, and you prefer to view Fund documents online rather than receiving paper documents, you may enroll in E-Delivery through www.artisanpartners.com. To enroll in E-Delivery, you will need to provide your social security number or employer identification number and a valid email address. All accounts associated with the social security or employer identification number you provide will be enrolled for E-Delivery.

When a Fund document becomes available, you will receive an email containing a link to that document. If the email we send to you is returned as undeliverable, we will attempt to resend the email two more times. If your email remains undelivered after those three attempts, your E-Delivery enrollment will be discontinued and paper copies of Fund documents will be sent to your mailing address on record. There are risks to electronic delivery of Fund documents, including, but not limited to, delay or failure of delivery due to technical difficulties and other matters beyond the Fund’s control. The Fund has no liability for the failure or disruption of the E-Delivery service due to circumstances beyond our reasonable control.

ABANDONED PROPERTY

If your account is deemed “abandoned” or “unclaimed” under state law, Artisan Partners Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Fund by mail or telephone or accessing your account through the Fund’s website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The Fund’s transfer agent can be contacted by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809.

OTHER INFORMATION

FINANCIAL INTERMEDIARIES

The Fund may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Fund’s behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this information statement/prospectus.

If you attempt to purchase shares of the Fund through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or Artisan Partners Funds at 800.344.1770 to find out whether your financial intermediary is eligible to purchase Fund shares and, if so, how purchases, redemptions or exchanges may be made.

Institutional Shares of the Fund do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

For Investor Shares or Advisor Shares of the Fund, some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provides to you on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services to its clients. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually for Investor Shares and up to 0.15% annually for Advisor Shares, of the average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund.

For Investor Shares or Advisor Shares of the Fund, Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund), and for distribution and marketing services performed with respect to the Fund. Such payments for distribution and marketing services may be made as compensation or reimbursement for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Fund and sponsoring sales meetings. A number of factors may be considered in determining the amount of the payments associated with such services, including that authorized agent’s sales, client assets invested in the Fund and redemption rates, the quality of the authorized agent’s relationship with Artisan Partners, and the nature of the services provided by the authorized agent to its clients. Although neither the Fund nor Artisan Partners pays for the Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Fund may be included. Authorized agents that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Funds reserve the right to waive or reduce the minimum investment requirements as described under “Investing with Artisan Partners Funds – Minimum Investments.”

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Partners Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Fund is unable to contact you within the period of time the Fund considers appropriate, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Fund’s inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.

After your account is established, the Fund also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license, for an entity, or a driver’s license or other state identification card, for an individual, to verify your identity. If the Fund is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Fund is required to “freeze” your account as described below). You will receive the share price next calculated after the Fund determines that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

Artisan Partners Funds attempts to identify investors who appear to engage in trading the Fund considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity.

The Fund cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts and other accounts traded through financial intermediaries (which may include broker-dealers, retirement plan administrators, insurance company separate accounts, bank trust departments or other financial services organizations), some of which may be authorized agents of the Fund. By their nature, omnibus accounts conceal from the Fund the identity of individual investors and their transactions. Artisan Partners Funds complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through financial intermediary accounts will be provided to the Fund upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Fund may consider inappropriate will be detected, even with such agreements in place. If Artisan Partners Funds is unsuccessful in reaching such an agreement with any financial intermediary, Artisan Partners Funds will terminate that financial intermediary’s ability to purchase shares of the Fund for its customers.

Artisan Partners Funds’ board of directors has adopted policies and procedures to address frequent or short-term trading. The Fund attempts to deter frequent or short-term trading through various methods, which include:

•	exchange limitations as described under “Buying Shares – Telephone Exchange Plan”; and

•	fair valuation of securities as described under “Investing with Artisan Partners Funds – Share Price.”

The nature of the efforts undertaken and the resulting action by Artisan Partners Funds depends, among other things, on the type of shareholder account. Trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Partners Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Partners Funds; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary or plan sponsor (as applicable), Artisan Partners Funds may request that the financial intermediary or plan sponsor (as applicable) take action to prevent the particular investor or investors from engaging in that trading.

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Partners Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading activity recurs, Artisan Partners Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the financial intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, Artisan Partners Funds may elect to allow the financial intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Partners Funds’ policies to shareholders investing in the Fund through such financial intermediary, based upon Artisan Partners Funds’ conclusion that the financial intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the financial intermediary. As a result, a financial intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this information statement/prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular financial intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular financial intermediary.

If you purchase Fund shares through a financial intermediary, you should contact the financial intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Artisan Partners Funds expects direct investors in Institutional Shares of the Fund who do not trade through a financial intermediary that trades electronically to engage in relatively few transactions. Artisan Partners Funds considers more excessive transactions (purchase or redemption) in Institutional Shares by such a direct investor inappropriate.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Partners Funds seeks to discourage certain types of inappropriate trading (through fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Fund will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders (see “Risks You Should Consider”).

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Partners Funds may determine for the Fund on Artisan Partners Funds’ website (www.artisanpartners.com). A complete list of portfolio holdings is also included in reports the Fund files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings or discuss one or more portfolio holdings provided that the holdings have been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on Artisan Partners Funds’ website at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. Further discussion about the Fund’s policies and procedures in connection with the disclosure of portfolio holdings is available in the SAI.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method of average cost (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please see Artisan Partners Funds’ website (www.artisanpartners.com) or call Artisan Partners Funds at 800.344.1770, or consult your financial intermediary, as applicable, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS, CAPITAL GAINS & TAXES

The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. The Fund’s investment decisions generally are made without regard to tax consequences to shareholders. As a result, the Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may submit a written request to the Fund’s transfer agent, call us at 800.344.1770 or visit www.artisanpartners.com if you hold Investor Shares or Advisor Shares. Please call 866.773.7233 if you hold Institutional Shares.

The Fund offers the following options, which you may select on your application:

Reinvestment Option. Your income dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send income dividends to you by check or to your predesignated U.S. bank account by EFT.

Capital Gains-Only Option. We will automatically reinvest your income dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

In IRA accounts, all distributions are automatically reinvested because payments in cash likely would be subject to income tax and penalties. After you are 59 1⁄2, you may request payment of distributions in cash. Distributions paid in cash, even after you are 59 1⁄2, likely will be subject to income tax.

The Fund does not pay dividends or distributions by Federal Reserve wire transfer.

When you reinvest, the reinvestment price is the Fund’s NAV per share of a class of the Fund at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. For example, if your investment is held through a tax-advantaged account such as an employee benefit plan or if you are a foreign person (defined below), other results may be obtained and other considerations may apply. Please consult your tax advisor about U.S. federal, state, local or foreign tax laws applicable to you.

When you sign your account application, you are asked to furnish your Social Security or taxpayer identification number and certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS). If you fail to comply with this procedure, the Fund is required to withhold a percentage of your taxable dividends, distributions and redemptions.

The Fund has elected and intends to qualify each year to be treated as a “regulated investment company.” A regulated investment company is not subject to U.S. federal income taxes at the fund level on income and gains that are distributed to shareholders in a timely manner.

Taxes on Redemptions. When you redeem shares in the Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost) and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss.

Whenever you redeem shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax preparer to determine the tax consequences of each redemption. (See also “Other Information – Cost Basis Reporting” above.) However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Exchanges of Fund Shares. An exchange of shares of the Fund for shares of another Artisan Partners Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares. For U.S. federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Taxes on Distributions. Distributions are generally subject to U.S. federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are generally taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year in which they were declared.

For federal income tax purposes, a Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, whether paid in cash or in additional shares, except to the extent such distributions are attributable to “qualified dividend income,” as described below.

Long-term capital gain distributions reported by the Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Whether gains realized by the Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.

Net capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. The amount of Fund dividends eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of the aggregate qualifying dividends received by the Fund. To the extent the Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction generally available to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

The Fund’s income or proceeds from investments in foreign securities may be subject to foreign withholding or other taxes, which, where applicable, will reduce the return on those securities. If more than 50% of the value of the Fund’s total assets at the end of its taxable year is invested in foreign securities, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction with respect to foreign taxes incurred by the Fund. The Fund may choose not to make such an election, even if it is eligible to do so.

Early in each calendar year, the Fund will send you and the IRS a Form 1099 showing the amount and character of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.

The Fund’s distributions are generally subject to tax as described herein even if such distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in the Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.

The Fund generally publishes estimates of their distributions in advance of the planned record and payment dates. There is no assurance that the Fund will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

Taxation of Certain Investments. Certain of the Fund’s investment practices, including transactions in respect of foreign currencies, investments in certain debt obligations and derivatives can affect the amount, timing and character of distributions to shareholders, and may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to dispose of investments, including when it is not otherwise advantageous to do so, in order to satisfy distribution requirements for treatment as a regulated investment company. Such dispositions could increase the amount of short-term capital gain distributions (taxed at ordinary income rates) and capital gain dividends made to shareholders.

Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories; the Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.

Non-U.S. Investors. Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person) and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported as such by the regulated investment company) generally are not subject to withholding of U.S. federal income tax. Distributions by the Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

Appendix C

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each share class for the past 5 years or, if shorter, for the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From
						Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Mid Cap Value Fund
Investor Shares
9/30/2015	$27.00	0.20		(2.21)	(2.01)	(0.17)	(2.60)	(2.77)	$22.22
9/30/2014	$26.34	0.12		1.74	1.86	(0.11)	(1.09)	(1.20)	$27.00
9/30/2013	$21.12	0.15		6.22	6.37	(0.12)	(1.03)	(1.15)	$26.34
9/30/2012	$18.88	0.14		3.72	3.86	(0.13)	(1.49)	(1.62)	$21.12
9/30/2011	$18.86	0.14		0.36	0.50	(0.16)	(0.32)	(0.48)	$18.88

Institutional Shares
9/30/2015	$27.05	0.26		(2.22)	(1.96)	(0.24)	(2.60)	(2.84)	$22.25
9/30/2014	$26.38	0.20		1.73	1.93	(0.17)	(1.09)	(1.26)	$27.05
9/30/2013	$21.15	0.21		6.23	6.44	(0.18)	(1.03)	(1.21)	$26.38
9/30/2012(5)	$20.93	0.21		0.01	0.22	—	—	—	$21.15

Advisor Shares
9/30/2015(6)	$25.12	0.12		(3.01)	(2.89)	—	—	—	$22.23

Small Cap Value Fund
Investor Shares
9/30/2015	$16.99	0.07		(1.64)	(1.57)	—	(3.23)	(3.23)	$12.19
9/30/2014	$18.06	—	(7)	(0.37)	(0.37)	(0.04)	(0.66)	(0.70)	$16.99
9/30/2013	$15.24	0.08		3.23	3.31	(0.13)	(0.36)	(0.49)	$18.06
9/30/2012	$14.30	0.05		2.25	2.30	(0.01)	(1.35)	(1.36)	$15.24
9/30/2011	$14.85	0.01		(0.54)	(0.53)	(0.02)	—	(0.02)	$14.30

Institutional Shares
9/30/2015	$17.04	0.10		(1.65)	(1.55)	—	(3.23)	(3.23)	$12.26
9/30/2014	$18.08	0.05		(0.38)	(0.33)	(0.05)	(0.66)	(0.71)	$17.04
9/30/2013	$15.26	0.11		3.24	3.35	(0.17)	(0.36)	(0.53)	$18.08
9/30/2012(5)	$16.16	0.06		(0.96)	(0.90)	—	—	—	$15.26

C-1

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
Mid Cap Value Fund
Investor Shares
9/30/2015	(8.45)%	$4,345,131	1.19%	n/a	0.81%	31.18%
9/30/2014	7.18%	$9,305,582	1.19%	n/a	0.46%	25.67%
9/30/2013	31.64%	$9,429,674	1.20%	n/a	0.65%	25.73%
9/30/2012	21.35%	$7,753,814	1.20%	n/a	0.67%	27.86%
9/30/2011	2.51%	$6,200,464	1.20%	n/a	0.68%	31.85%

Institutional Shares
9/30/2015	(8.25)%	$1,236,240	0.96%	n/a	1.03%	31.18%
9/30/2014	7.44%	$1,702,469	0.95%	n/a	0.72%	25.67%
9/30/2013	31.97%	$1,366,366	0.98%	n/a	0.86%	25.73%
9/30/2012(5)	1.05%	$275,727	1.01%	n/a	1.04%	27.86%

Advisor Shares
9/30/2015(6)	(11.50)%	$938,389	1.09%	1.11%	1.00%	31.18%

Small Cap Value Fund
Investor Shares
9/30/2015	(11.76)%	$458,673	1.26%	n/a	0.48%	39.79%
9/30/2014	(2.33)%	$1,279,518	1.23%	n/a	0.02%	30.72%
9/30/2013	22.24%	$2,421,658	1.24%	n/a	0.46%	26.66%
9/30/2012	16.54%	$2,348,847	1.22%	n/a	0.31%	28.17%
9/30/2011	(3.61)%	$2,607,263	1.20%	n/a	0.06%	47.45%

Institutional Shares
9/30/2015	(11.59)%	$34,513	1.05%	n/a	0.70%	39.79%
9/30/2014	(2.11)%	$306,638	0.99%	n/a	0.30%	30.72%
9/30/2013	22.54%	$342,485	1.00%	n/a	0.70%	26.66%
9/30/2012(5)	(5.57)%	$306,223	1.00%	n/a	0.56%	28.17%

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios exclude expenses waived or paid by Artisan Partners Limited Partnership, if applicable.
(5)	For the period from commencement of operations (February 1, 2012) through September 30, 2012.
(6)	For the period from commencement of operations (April 1, 2015) through September 30, 2015.
(7)	Amount is between $0.005 and $(0.005) per share.

C-2

ARTISAN PARTNERS FUNDS, INC.

ARTISAN MID CAP VALUE FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2016

This Statement of Additional Information (this “Merger SAI”) relates to the proposed reorganization (the “Merger”) of Artisan Small Cap Value Fund (“Small Cap Value Fund”) with and into Artisan Mid Cap Value Fund (“Mid Cap Value Fund” and, together with Small Cap Value Fund, the “Funds”). Small Cap Value Fund and Mid Cap Value Fund are series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”).

This Merger SAI contains information that may be of interest to shareholders but which is not included in the prospectus dated [                    ], 2016 (the “Merger Prospectus”) of Artisan Mid Cap Value Fund, which relates to the Merger. As described in the Merger Prospectus, the Merger is to be effected through the combination of Small Cap Value Fund and Mid Cap Value Fund in a transaction in which Mid Cap Value Fund will be the surviving Fund. As a result of the proposed transaction, Small Cap Value Fund will cease to be a series of Artisan Partners Funds and Small Cap Value Fund shareholders will receive in exchange for their Small Cap Value Fund shares a number of Mid Cap Value Fund shares of the same class, equal in value to the aggregate value of their respective Small Cap Value Fund shares as of 4:00 p.m. Eastern time on the business day immediately prior to the date of the exchange. The exchange is expected to occur on or about May 23, 2016.

This Merger SAI is not a prospectus and should be read in conjunction with the Merger Prospectus. The Merger Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 800.344.1770 or by writing to Artisan Partners Funds, Inc., c/o Boston Financial Data Services, P.O. Box 8412, Boston, MA 02266-8412.

I.	Additional Information about Mid Cap Value Fund

This Merger SAI is accompanied by the Statement of Additional Information of Artisan Partners Funds dated February 1, 2016 (the “Current SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference, but only with respect to the information about Small Cap Value Fund and Mid Cap Value Fund contained therein.

II.	Financial Statements

A. Incorporation by Reference: This Merger SAI is accompanied by the Annual Report of Artisan Partners Funds for the fiscal year ended September 30, 2015 (the “Annual Report”). The Annual Report contains historical financial information regarding both Small Cap Value Fund and Mid Cap Value Fund. The Annual Report, including the report of Ernst & Young LLP contained therein, has been filed with the Securities and Exchange Commission and is incorporated herein by reference, but only with respect to the information about Small Cap Value Fund and Mid Cap Value Fund contained therein.

1

B. Statement Regarding Unaudited Pro Forma Combined Financial Statements: Because Small Cap Value Fund’s net assets did not exceed 10% of Mid Cap Value Fund’s net assets as of February 29, 2016, pro forma combined financial statements are not included in this Merger SAI.

III.	U.S. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Mid Cap Value Fund intends to continue to qualify as and to be eligible for treatment as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for both financial accounting and U.S. federal income tax purposes will remain unchanged for the combined fund. Tax cost will differ for financial reporting and tax purposes due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals).

2

PART C

OTHER INFORMATION

ITEM 15. Indemnification.

Article VIII of Registrant’s Amended and Restated Articles of Incorporation and Article IX of Registrant’s Bylaws (Exhibits (1) through (2), which are incorporated herein by reference) provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Registrant and its directors and officers are insured under policies of insurance maintained by Registrant, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

The Registrant also has entered into indemnification agreements with each of its directors. The indemnification agreements provide that the Registrant will indemnify and advance expenses to the director if the director is or is threatened to be made a party to a proceeding by reason of the director’s corporate status, to the fullest extent permitted by applicable law. The indemnification agreements specifically provide that a director will not be indemnified for any acts or omissions giving rise to any claims asserted against the director that constituted “disabling conduct” (e.g., willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office).

ITEM 16. Exhibits.

Exhibit Number	Description

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-88316; 811-8932), unless otherwise noted.

(1)	(a)	Amended and Restated Articles of Incorporation dated January 11, 2013. (y)

	(b)	Articles of Amendment dated December 17, 2013. (aa)

	(c)	Articles of Amendment dated February 12, 2014. (bb)

	(d)	Articles of Amendment dated March 12, 2015. (ff)

	(e)	Articles of Amendment dated August 11, 2015. (hh)

	(f)	Articles of Amendment dated February 9, 2016. (jj)

(2)	Bylaws, as amended and restated, of the Registrant dated February 21, 2014. (cc)

(3)	None.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the information statement/prospectus filed herewith as Part A of this Registration Statement on Form N-14.

(5)	None. (Registrant does not issue share certificates.)

(6)	Second Amended and Restated Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership. (gg)

Exhibit Number	Description

(7)	(a)	Second Amended and Restated Distribution Agreement between the Registrant and Artisan Partners Distributors LLC. (gg)

	(b)	Revised Schedule to Second Amended and Restated Distribution Agreement as of August 11, 2015. (hh)

	(c)	Revised Schedule to Second Amended and Restated Distribution Agreement as of February 9, 2016. (jj)

(8)	None.

(9)	(a)	Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

	(b)	Notification to Custodian regarding addition of Artisan Mid Cap Fund. (b)

	(c)	Notification to Custodian regarding addition of Artisan Small Cap Value Fund. (c)

	(d)	Amendment No. 1 to Custodian Agreement. (d)

	(e)	Notification to Custodian regarding addition of Artisan Mid Cap Value Fund. (e)

	(f)	Notification to Custodian regarding addition of Artisan International Small Cap Fund. (g)

	(g)	Notification to Custodian regarding addition of Artisan International Value Fund. (i)

	(h)	Amendment No. 2 to Custodian Agreement. (i)

	(i)	Notification to Custodian regarding addition of Artisan Value Fund. (l)

	(j)	Notification to Custodian regarding addition of Artisan Emerging Markets Fund. (m)

	(k)	Notification to Custodian regarding addition of Artisan Global Value Fund. (o)

	(l)	Notification to Custodian regarding addition of Artisan Global Opportunities Fund. (q)

	(m)	Amendment to the Custodian Agreement. (s)

	(n)	Notification to Custodian regarding addition of Artisan Global Equity Fund. (t)

	(o)	Notification to Custodian regarding addition of Artisan Global Small Cap Fund. (z)

	(p)	Notification to Custodian regarding addition of Artisan High Income Fund. (dd)

Exhibit Number	Description

	(q)	Amendment to Custodian Agreement. (dd)

	(r)	Notification to Custodian regarding addition of Artisan Developing World Fund. (hh)

(10)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (jj)

(11)	Opinion and consent of Godfrey & Kahn as to the legality of issuance of shares. Filed herewith.

(12)	Opinions of Ropes & Gray regarding certain tax matters. To be filed by amendment.

(13)	(a)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (f)

	(b)	Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund. (g)

	(c)	Notification to Transfer Agent regarding addition of Artisan International Value Fund. (h)

	(d)	Letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (i)

	(e)	Amendment No. 1 to Transfer Agency and Service Agreement. (j)

	(f)	October 1, 2003 amendment to letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (k)

	(g)	Notification to Transfer Agent regarding addition of Artisan Value Fund. (l)

	(h)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund. (m)

	(i)	Notification to Transfer Agent regarding addition of Artisan International Value Fund – Institutional Shares. (n)

	(j)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (n)

	(k)	Notification to Transfer Agent regarding addition of Artisan Global Value Fund. (o)

	(l)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund – Advisor Shares. (p)

	(m)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund. (q)

Exhibit Number	Description

	(n)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (r)

	(o)	Notification to Transfer Agent regarding addition of Artisan Global Equity Fund. (t)

	(p)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. (u)

	(q)	Notification to Transfer Agent regarding addition of Artisan Mid Cap Value Fund – Institutional Shares and Artisan Small Cap Value Fund – Institutional Shares. (v)

	(r)	Notification to Transfer Agent regarding addition of Artisan Small Cap Fund – Institutional Shares. (w)

	(s)	Notification to Transfer Agent regarding addition of Artisan Global Value Fund – Institutional Shares. (x)

	(t)	Notification to Transfer Agent regarding addition of Artisan Global Small Cap Fund. (z)

	(u)	Notification to Transfer Agent regarding addition of Artisan High Income Fund. (dd)

	(v)	Notification to Transfer Agent regarding redesignation of Artisan Emerging Markets Fund – Advisor Shares as Investor Shares. (dd)

	(w)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund – Advisor Shares, Artisan Global Value Fund – Advisor Shares, Artisan International Fund – Advisor Shares, Artisan International Value Fund – Advisor Shares, Artisan Mid Cap Fund – Advisor Shares, Artisan Mid Cap Value Fund – Advisor Shares and Artisan Value Fund – Advisor Shares. (dd)

	(x)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (ee)

	(y)	Notification to Transfer Agent regarding addition of Artisan Developing World Fund. (hh)

	(z)	Notification to Transfer Agent regarding addition of Artisan Global Equity Fund – Institutional Shares. (ii)

	(aa)	Form of Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund – Institutional Shares. (jj)

(14)	Consent of independent registered public accounting firm. Filed herewith.

Exhibit Number	Description

(15)		None.

(16)		Powers of Attorney for the Directors of Artisan Partners Funds, Inc. Filed herewith.

(17)	(a)	The Registrant’s current prospectus, dated February 1, 2016, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein. Filed herewith.

	(b)	The Registrant’s current Statement of Additional Information, dated February 1, 2016, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein. Filed herewith.

	(c)	The Registrant’s annual report to shareholders, dated as of September 30, 2015, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein. Filed herewith.

(a)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to Registrant’s registration statement, Securities Act file number 33-88316 (the “Registration Statement”), filed on November 27, 1995.
(b)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.
(c)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.
(d)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 13 to the Registration Statement, filed on October 31, 2000.
(e)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 16 to the Registration Statement, filed on September 4, 2001.
(f)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 17 to the Registration Statement, filed on October 29, 2001.
(g)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 18 to the Registration Statement, filed on June 6, 2002.
(h)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 21 to the Registration Statement, filed on October 29, 2002.
(i)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 22 to the Registration Statement, filed on September 26, 2003.
(j)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 23 to the Registration Statement, filed on January 28, 2004.
(k)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 24 to the Registration Statement, filed on November 30, 2004.
(l)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 28 to the Registration Statement, filed on March 21, 2006.
(m)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 31 to the Registration Statement, filed on June 26, 2006.
(n)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 33 to the Registration Statement, filed on September 26, 2006.

(o)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 36 to the Registration Statement, filed on December 3, 2007.
(p)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 39 to the Registration Statement, filed on April 14, 2008.
(q)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 41 to the Registration Statement, filed on August 29, 2008.
(r)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 42 to the Registration Statement, filed on January 28, 2009.
(s)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 43 to the Registration Statement, filed on November 25, 2009.
(t)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 46 to the Registration Statement, filed on March 26, 2010.
(u)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 51 to the Registration Statement, filed on July 25, 2011.
(v)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 55 to the Registration Statement, filed on January 30, 2012.
(w)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 58 to the Registration Statement, filed on April 27, 2012.
(x)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 61 to the Registration Statement, filed on July 6, 2012.
(y)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 63 to the Registration Statement, filed on January 11, 2013.
(z)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 70 to the Registration Statement, filed on June 21, 2013.
(aa)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 72 to the Registration Statement, filed on December 18, 2013.
(bb)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 74 to the Registration Statement, filed on February 14, 2014.
(cc)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 76 to the Registration Statement, filed on February 21, 2014.
(dd)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 77 to the Registration Statement, filed on February 28, 2014.
(ee)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 85 to the Registration Statement, filed on January 28, 2015.
(ff)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 87 to the Registration Statement, filed on March 13, 2015.
(gg)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 88 to the Registration Statement, filed on May 26, 2015.
(hh)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 90 to the Registration Statement, filed on August 12, 2015.
(ii)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 91 to the Registration Statement, filed on September 30, 2015.
(jj)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 94 to the Registration Statement, filed on February 12, 2016.

ITEM 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California on the 4th day of March, 2016.

ARTISAN PARTNERS FUNDS, INC.

By:	/s/ Eric R. Colson
Eric R. Colson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Eric R. Colson	President, Chief Executive Officer	March 4, 2016
Eric R. Colson	(principal executive officer) and Director

/s/ David A. Erne*	Director	March 4, 2016
David A. Erne

/s/ Gail L. Hanson*	Director	March 4, 2016
Gail L. Hanson

/s/ Thomas R. Hefty*	Director	March 4, 2016
Thomas R. Hefty

/s/ Peter M. Lebovitz*	Director	March 4, 2016
Peter M. Lebovitz

/s/ Patrick S. Pittard*	Director	March 4, 2016
Patrick S. Pittard

/s/ R. Scott Trumbull*	Director	March 4, 2016
R. Scott Trumbull

/s/ Gregory K. Ramirez	Chief Financial Officer, Vice President and Treasurer	March 4, 2016
Gregory K. Ramirez	(principal financial and accounting officer)

By:	/s/ George B. Raine
George B. Raine

*	By George B. Raine, Attorney-in-Fact, pursuant to powers of attorney filed herewith

Index of Exhibits Filed with this Registration Statement

Exhibit Number		Description

(11)		Opinion and consent of Godfrey & Kahn as to the legality of issuance of shares.

(14)		Consent of independent registered public accounting firm.

(16)		Powers of Attorney for the Directors of Artisan Partners Funds, Inc.

(17)	(a)	Artisan Partners Funds, Inc.’s current prospectus, dated February 1, 2016, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein.

	(b)	Artisan Partners Funds, Inc.’s current Statement of Additional Information, dated February 1, 2016, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein.

	(c)	Artisan Partners Funds, Inc.’s annual report to shareholders, dated as of September 30, 2015, only with respect to the information about Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund contained therein.